UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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 Soliciting Material Pursuant to §
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enCore Energy Corp.
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enCore energy
America's Clean Energy Company™

NASDAQ: **EU** | TSX.V: **EU**

Notice of Annual Meeting and Proxy Statement

2025

A Message to our

valued Shareholders

Dear Fellow Shareholders

On behalf of the Board of Directors, I am pleased to invite you to attend the annual general meeting of shareholders on June 11, 2025 beginning at 11:00 AM CT. The annual meeting of shareholders will be a virtual meeting, providing a convenient, cost-effective experience for all our shareholders and stakeholders to gain open access and participation.

Shareholders of record on April 17, 2025, or their proxy, may vote at the meeting.

As the largest United States uranium extraction company, through economic and environmentally responsible In-Situ Recovery (“ISR”) technology, we have many achievements. Our success begins and ends with our unique set of advantages: ISR technology, production-ready uranium assets, operational execution and our talented team of professionals. It is both a pleasure and a privilege to work with a talented group of professionals in a vital industry which has the potential to provide affordable, clean domestic energy.

Our commitments to our shareholder remain:

✓  Achieving high standards of performance and execution

✓  Making the necessary decisions to maximize uranium extraction and delivery of yellowcake (uranium) into our contracts;

✓  Meeting critical timelines for the development of our wellfields;

✓  Aligning the best people in the right roles at the right time;

✓  Being solely focused on the business of extracting uranium.

We have a great deal of work ahead of us, and our team is passionate and deeply committed to making enCore the best choice for investors who want exposure to a best-in-class, lower-risk, domestic source of uranium. Our aim to fuel the nuclear energy future as America’s Clean Energy Company™ remains undiminished. We trust our shareholders will allow the results of our efforts to speak for themselves.

Thank you for your confidence and trust placed in our team and for your continued investment in America’s Clean Energy Company.

William M. Sheriff

Executive Chairman

enCore Energy Corp.

Notice of Annual General Meeting of Shareholders

To be held on June 11, 2025

The 2025 annual general meeting of shareholders (the “Meeting”) of enCore Energy Corp., a British Columbia corporation (the “Company”), will be held on June 11, 2025, beginning at 11:00 a.m. Central Time. The Meeting will be held exclusively through a virtual format. You will not be able to attend the annual meeting in person. The purpose of the Meeting is:

1. to receive and consider the audited annual financial statements of the Company for the fiscal year ended December 31, 2024, and the auditor’s reports thereon;

2. to elect eight directors for the ensuing year;

3. to approve, on an advisory basis, the compensation of our named executive officers;

4. to approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;

5. to appoint KPMG LLP as the Company’s independent registered public accounting firm for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditor; and

6. to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Accompanying this Notice of Meeting is a form of proxy (“Proxy”) or Voting Instruction Form (“VIF”), and a form whereby shareholders can request to be added to the Company’s supplemental mailing list. The proxy statement provides more detailed information relating to the matters to be addressed at the Meeting, and forms part of this Notice. We have also made available to you the Company’s 2024 annual report.

Notice and Access: As permitted by Canadian securities regulators and the Securities and Exchange Commission (“SEC”), the Company is using “notice-and-access” to deliver the proxy statement to registered and non-registered shareholders. This means that the proxy statement is being posted online for you to access, rather than being mailed out. This Notice includes information on how to access the proxy statement online and how to request a paper copy.

The Company is not aware of any items of business to be brought before the Meeting other than those noted above and further described in the accompanying proxy statement.

Holders of record of the Company’s common shares as of the close of business on April 17, 2025 are entitled to notice of, and to vote at, the Meeting. Accordingly, on or about April 24, 2025, we will begin mailing a Notice of Internet Availability of Proxy Materials to all shareholders of record as of April 17, 2025. We will also post our proxy materials on the website referenced on your Notice of Internet Availability of Proxy Materials at www.proxydocs.com/EU. All shareholders may choose to access our proxy materials online or may request to receive a printed set or e-mail of our proxy materials at no charge as described on your Notice of Internet Availability of Proxy Materials. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy.

enCore Energy | 2025 Proxy Statement

If you are a registered shareholder, please complete, sign and date the form of proxy and return the same within the time and to the location set out in it to vote on the matters for consideration at the Meeting. Non-registered shareholders are requested to read the instructions included in the voting instruction form and the to complete the VIF in accordance with the instructions, and by the deadline, set out therein to vote on the matters for consideration at the Meeting.

Your vote is important. We recommend that you vote your shares in advance of the meeting. We believe it is in the best interests of our shareholders, directors and employers for shareholders to communicate their votes and opinions about the Company in advance of, instead of only at, the meeting. There will be no reception, presentation or refreshments. Accordingly, only registered shareholders and duly appointed proxyholders will be permitted access to the meeting.

This Notice of Meeting is accompanied by the proxy statement which describes who can vote, how to vote, and what the Meeting will cover.

Please vote by using the Proxy or VIF, as applicable, included with this Notice and the proxy statement and return it before 11:00 a.m. (Central Time) on June 9, 2025, in accordance with the instructions provided.

The Meeting materials will be available at www.proxydocs.com/EU and on the Company’s website on April 24, 2025, and will remain on the website for one full year. The Meeting materials will also be available on the System for Electronic Document Analysis and Retrieval (“SEDAR+”) at www.sedarplus.ca and on the Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) of the SEC at www.sec.gov on April 24, 2025.

By Order of the Board of Directors,

Robert Willette
Acting Chief Executive Officer and Chief Legal Officer

Dallas, Texas

April 24, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2025.

The Company’s Notice of Annual Meeting, Proxy Statement and 2024 Annual Report to Shareholders are available on the internet at www.proxydocs.com/EU.

enCore Energy | 2025 Proxy Statement

1	Proxy Statement

5	Proposal One: Election of Directors

16	Proposal Two: Advisory Vote to Approve the Compensation of Our Named Executive Officers

17	Proposal Three: Advisory Vote to Approve the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers

18	Proposal Four: Appointment and Remuneration of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2025

20	Corporate Governance

	Board of Directors	20

	Director Compensation	20

	Board Leadership Structure and Board’s Role in Risk Oversight	23

29	Executive Officers

Proxy Statement Summary	Proposals 1-4	Corporate Governance	Compensation Discussion & Analysis	Executive Compensation	Shareholder Proposals	Audit Committee Report	Other Matters

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enCore Energy Corp.

5950 Berkshire Lane, Suite 210

Dallas, Texas 75225

Proxy Statement

This proxy statement is furnished in connection with the solicitation of proxies by management of enCore Energy Corp., a British Columbia corporation (the “Company”), for use at the Company’s 2025 annual general meeting (the “Meeting”) of shareholders of the Company (the “Shareholders”) to be held on June 11, 2025, beginning at 11:00 a.m. Central Time and any postponement or adjournment thereof for the purposes set forth in the accompanying notice of Meeting. A Notice of Internet Availability of Proxy Materials is being mailed to Shareholders on or about April 24, 2025, and our proxy materials are being posted on the website referenced in the Notice of Internet Availability of Proxy Materials and made available to Shareholders on or about April 24, 2025. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you receive a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

In this proxy statement, references to the “Company,” “enCore” and “we” refer to enCore Energy Corp. “Common Shares” means common shares without par value in the capital of the Company. “Registered Shareholders” means Shareholders whose names appear on the records of the Company as the registered holders of Common Shares. “Non-Registered Shareholders” means Shareholders who do not hold Common Shares in their own name. “Intermediaries” refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Non-Registered Shareholders. Unless otherwise indicated, all references in this proxy statement to “$” refer to US dollars. Except where otherwise indicated, the information contained herein is stated as of April 17, 2025.

General Proxy Information

Solicitation of Proxies

The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company. The Company will bear all costs of this solicitation. We have arranged to send a Notice of Internet Availability of Proxy Materials directly to Registered Shareholders, as well as Non-Registered Shareholders who have consented to their ownership information being disclosed by the Intermediary holding the Common Shares on their behalf (non-objecting beneficial owners). We have not arranged for Intermediaries to forward the Notice of Internet Availability of Proxy Materials to Non-Registered Shareholders who have objected to their ownership information being disclosed by the Intermediary holding the Common Shares on their behalf (objecting beneficial owners) under National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer. As a result, objecting beneficial owners will not receive the Notice of Internet Availability of Proxy Materials and associated meeting materials unless their Intermediary assumes the costs of delivery.

Appointment and Revocation of Proxies

The individuals named in the accompanying form of proxy (the “Proxy”) are officers or directors of the Company, or solicitors for the Company. If you are a Registered Shareholder, you have the right to attend the Meeting or vote by proxy and to appoint a person or company other than the person designated in the Proxy, who need not be a Shareholder, to attend and act for you and on your behalf at the Meeting. You may do so either by inserting the name of that other person in the blank space provided in the Proxy or by completing and delivering another suitable form of Proxy.

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Proxy Statement Summary	Proposals 1-4	Corporate Governance	Compensation Discussion & Analysis	Executive Compensation	Shareholder Proposals	Audit Committee Report	Other Matters

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If you are a Registered Shareholder, you may wish to vote by proxy whether you are able to attend the Meeting in person. Registered Shareholders electing to submit a proxy may do so by completing, dating and signing the form of proxy and submitting it in accordance with the instructions on the Proxy.

In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Every Proxy may be revoked by an instrument in writing:

(i)	executed by the Registered Shareholder or by his/her attorney authorized in writing or, where the Registered Shareholder is a company, by a duly authorized officer or attorney of the company; and

(ii)

delivered either to the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, at which the Proxy is to be used, or to the chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner provided by law.

Only Registered Shareholders have the right to revoke a Proxy. Non-Registered Shareholders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf. If you are a Non-Registered Shareholder, see “Voting by Non-Registered Shareholders” below for further information on how to vote your Common Shares.

Exercise of Discretion by Proxyholder

If you vote by proxy, the persons named in the Proxy (the “Proxyholder”) will vote or withhold from voting the Common Shares represented thereby in accordance with your instructions on any ballot that may be called for. If you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly. The Proxy confers discretionary authority on the persons named therein with respect to:

(i)	each matter or group of matters identified therein for which a choice is not specified,

(ii)	any amendment to or variation of any matter identified therein,

(iii)	any other matter that properly comes before the Meeting, and

(iv)	the exercise of discretion of the Proxyholder.

In respect of a matter for which a choice is not specified in the Proxy, the persons named in the Proxy will vote the Common Shares represented by the Proxy “FOR” the approval of such matter and “ONE YEAR” for the frequency of future advisory votes on the compensation of our named executive officers. Management is not currently aware of any other matters that could come before the Meeting.

Voting by Non-Registered Shareholders

The following information is of significant importance to Shareholders who do not hold Common Shares in their own name. Non-Registered Shareholders should note that the only Proxies that can be recognized and acted upon at the Meeting are those deposited by Registered Shareholders.

If Common Shares are listed in an account statement provided to a Shareholder by an Intermediary, then in almost all cases those Common Shares will not be registered in the Shareholder’s name on the records of the Company. Such Common Shares will more likely be registered under the name of the Shareholder’s Intermediary or an agent of that Intermediary. In the United States, the vast majority of such Common Shares are registered under the name of Cede & Co. (the registration name for the Depository Trust Company, which acts as nominee for many US brokerage firms), and in Canada, under the name of CDS & Co. (the registration name for the Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

2	enCore Energy | 2025 Proxy Statement

Proxy Statement Summary	Proposals 1-4	Corporate Governance	Compensation Discussion & Analysis	Executive Compensation	Governance Matters	Audit Committee Report	Other Matters

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If you have consented to disclosure of your ownership information, you will receive a request for voting instructions from the Company (through BetaNXT, Inc. (“BetaNXT”)). If you have declined to disclose your ownership information, you may receive a request for voting instructions from your Intermediary if they have assumed the cost of delivering the proxy statement and associated meeting materials. Every Intermediary has its own mailing procedures and provides its own return instructions to clients. However, most Intermediaries now delegate responsibility for obtaining voting instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in the United States and in Canada.

If you are a Non-Registered Shareholder, you should carefully follow the instructions on the voting instruction form received from BetaNXT or Broadridge in order to ensure that your Common Shares are voted at the Meeting. The voting instruction form supplied to you will be similar to the Proxy provided to the Registered Shareholders by the Company. However, its purpose is limited to instructing the Intermediary on how to vote on your behalf.

The voting instruction form sent by BetaNXT or Broadridge will name the same persons as the Company’s proxy to represent you at the Meeting. Although as a Non-Registered Shareholder you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your Intermediary, you, or a person designated by you (who need not be a Shareholder), may attend at the Meeting as Proxyholder for your Intermediary and vote your Common Shares in that capacity. To exercise this right to attend the meeting or appoint a Proxyholder of your own choosing, you should insert your own name or the name of the desired representative in the blank space provided in the voting instruction form. Alternatively, you may provide other written instructions requesting that you or your desired representative attend the Meeting as Proxyholder for your Intermediary. The completed voting instruction form or other written instructions must then be returned in accordance with the instructions on the form.

If you receive a voting instruction form from BetaNXT or Broadridge, you cannot use it to vote Common Shares directly at the Meeting—the voting instruction form must be completed as described above and returned in accordance with its instructions well in advance of the Meeting in order to have the Common Shares voted.

Exercise of Discretion by Broker

For any shares you hold beneficially through US brokerage accounts, if you do not return voting instructions to your US broker on a timely basis, your US broker will have the authority to vote your brokerage shares only on the proposal regarding the appointment and renumeration of our auditor. Your US broker is prohibited from voting your shares on your behalf without your specific voting directions on the proposals for the election of directors, regarding the compensation of our named executive directors and regarding the frequency of future advisor votes on the compensation of our named executive officers, and on any other proposal that may come before the Meeting. These “broker non-votes” and abstentions will not be considered votes cast with respect to any of the proposals brought before the Meeting. Without specific directions, Canadian brokers are prohibited from voting their customers’ shares. Similarly, if you do not provide voting directions, Canadian brokers are prohibited from voting your shares on your behalf for all proposals.

Record Date and Quorum

The board of directors (the “Board”) of the Company has fixed the record date for the Meeting as the close of business on April 17, 2025 (the “Record Date”). Shareholders of record as of the Record Date are entitled to receive notice of the Meeting and to vote their Common Shares at the Meeting, except to the extent that any such Shareholder transfers any Common Shares after the Record Date and the transferee of those Common Shares establishes that the transferee owns the Common Shares and demands, not less than ten (10) days before the Meeting, that the transferee’s name be included in the list of Shareholders entitled to vote at the Meeting, in which case, only such transferee shall be entitled to vote such Common Shares at the Meeting.

Under the Company’s Articles, the quorum for the transaction of business at a meeting of Shareholders is at least one Shareholder present in person or by proxy at the meeting who holds, or who is otherwise permitted to vote shares of the Company at a meeting of Shareholders representing, in the aggregate at least thirty three and one-third percent (33 1/3%) of the issued shares entitled to be voted at the meeting.

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Proxy Statement Summary	Proposals 1-4	Corporate Governance	Compensation Discussion & Analysis	Executive Compensation	Governance Matters	Audit Committee Report	Other Matters

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Voting Securities and Principal Holders of Voting Securities

On the Record Date, there were 186,686,281 Common Shares issued and outstanding, with each Common Share carrying the right to one vote. Only Shareholders of record at the close of business on the Record Date will be entitled to vote in person or by Proxy at the Meeting or any adjournment or postponement thereof. To the knowledge of the directors and executive officers of the Company, as of the Record Date, no Shareholders beneficially own, or exercise control or direction over, directly or indirectly, Common Shares carrying 10% or more of the votes attached to the issued and outstanding Common Shares.

Business of the Meeting

To purpose of the Meeting is:

1. to receive and consider the audited annual financial statements of the Company for the fiscal year ended December 31, 2024, and the auditor’s reports thereon;

2. to elect eight directors for the ensuing year;

3. to approve, on an advisory basis, the compensation of our named executive officers which is commonly known as a “say-on-pay” proposal;

4. to approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers which is commonly known as a “say-on-frequency” proposal;

5.   to appoint KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditor; and

6. to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Presentation of Financial Statements

The consolidated audited financial statements of the Company for the fiscal year ended December 31, 2024, along with the corresponding Management’s Discussion and Analysis for the same period were mailed to the Company’s registered and non-registered Shareholders who requested it. The Company’s consolidated financial statements, as well as additional information relating to the Company, is also available on enCore’s website at encoreuranium.com, on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

No vote of Shareholders is required with respect to this item of business.

Overview of Proposals to be Voted on

The following four proposals are included in this proxy statement at the direction of the Board. The Board unanimously recommends that you vote (1) “FOR” the re-election of our eight existing directors, (2) “FOR” the “say-on-pay” proposal; (3) “ONE YEAR” for the “say-on-frequency” proposal; and (4) “FOR” the appointment of KPMG as the Company’s independent registered public accounting firm for the ensuing year and authorization of the directors to fix the remuneration to be paid to the auditor.

4	enCore Energy | 2025 Proxy Statement

Proxy Statement Summary	Proposals 1-4	Corporate Governance	Compensation Discussion & Analysis	Executive Compensation	Governance Matters	Audit Committee Report	Other Matters

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Proposal 1 –

Election of Directors

The Company proposes to nominate the persons listed below for election as directors. Each director will hold office until the next annual general meeting of the Company or until their successor is elected or appointed, unless their office is earlier vacated. Management does not contemplate that any of the nominees will be unable to serve as a director. If, prior to the Meeting, any vacancies occur in the slate of nominees herein listed, it is intended that discretionary authority shall be exercised by the person named in the Proxy as nominee to vote the Common Shares represented by Proxy for the election of any other person or persons as directors.

Pursuant to the advance notice provisions contained in the Company’s Articles (the “Advance Notice Provisions”), the Board has determined that notice of nominations of persons for election to the Board at the Meeting must be made following the requirements of such Advance Notice Provisions. To the date of this proxy statement, the Company has not received notice of a nomination in compliance with the Articles and, subject to the timely receipt of any such nomination, any nominations other than nominations by or at the direction of the Board or an authorized officer of the Company will be disregarded at the Meeting.

The Board has adopted a Majority Voting Policy stipulating that Shareholders are entitled to vote in favor of, or withhold from voting for, each individual director nominee at a Shareholders meeting. If the number of Common Shares “withheld” for any nominee exceeds the number of Common Shares voted “for” the nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, the director shall immediately tender their written resignation to the Board. The Board shall determine whether or not to accept the resignation within 90 days following the applicable Shareholders’ meeting. Any director who tenders his or her resignation pursuant to this policy shall not participate in the deliberations of the Governance and Nominating Committee or the Board regarding the resignation. The resignation will be effective when accepted by the Board of Directors. If a resignation is accepted, the Board of Directors may leave the resulting vacancy unfilled until the next annual general meeting or it may fill the vacancy through the appointment of a new director. Following the Board’s decision on the resignation, the Board shall promptly disclose, via press release, its decision whether or not to accept the director’s proposed resignation

The Board unanimously recommends a vote FOR the election of each of the nominees listed below.

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Proxy Statement Summary	Proposals 1-4	Corporate Governance	Compensation Discussion & Analysis	Executive Compensation	Governance Matters	Audit Committee Report	Other Matters

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Nominees to be Elected for Terms Expiring at the Annual General Meeting in 2026

William M. Sheriff

MSc – Director, Executive Chairman, and Chair of the Investment Committee

Principal Occupation: (1)

Chairman of enCore since 2009 and Executive Chairman of enCore since January 2019. Chairman of Nuclear Fuels Inc. since July 2023. Director of Scorpio Gold Corporation since May 2024. Director and Co-founder of Group 11 Technologies Inc. since August 2020. Executive Chairman of Urano Energy Corp., formerly known as C2C Metals Corp., since June 2022.

Business Experience:

Mr. Sheriff, as the founder and Executive Chairman, has advanced the company from inception to a leading US producer of domestic uranium with a strong development pipeline of advanced projects. Mr. Sheriff is an entrepreneur and visionary with over 40 years of experience in the minerals industry and the securities industry and has been responsible for significant capital raises along with corporate development. Mr. Sheriff was a pioneer in the uranium renaissance as co-founder and Chairman of Energy Metals Corp. and was responsible for compiling the largest domestic uranium resource base in US history before the company was acquired by Uranium One Corp for $1.8 billion in 2007. With his in-depth understanding of the nuclear industry and market conditions, plus his knowledge of the financial markets, Mr. Sheriff is regarded as a leader and avid supporter of nuclear energy as a clean and reliable energy source for the United States.

Mr. Sheriff continues to have a significant interest in the gold exploration sector with personal assets in the western United States as well as through his directorship of Scorpio Gold. He has compiled one of the largest privately held mining databases in the world, providing enCore with unique access to proprietary uranium projects.

Education:

Bachelor of Science in Geology, Fort Lewis College Master of Science in Mining Geology, University of Texas-El Paso

Public Directorships (past 5 years):

enCore Energy Corp. (October 2009 to Present)

Urano Energy Corp. (formerly Taku Gold Corp., C2C Gold Corp. and C2C Metals Corp.) (June 2022 to Present)

Nuclear Fuels Inc. (July 2023 to Present)

Scorpio Gold Corporation (May 2024 to Present)

Exploits Discovery Corp. (October 2020 – November 2022)

Sabre Gold Mines Corp. (September 2021 – January 2023)

Golden Predator Mining Corp. (February 2014 – September 2021)

Age: 66

Director Since: 2009

Areas of Expertise:

Strategic Vision & Planning, Industry Expertise, Financial Market Expertise, Corporate Finance, Mergers & Acquisitions, Property Acquisition & Disposition

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Age: 80 Director Since: 2012 Areas of Expertise: Strategic Leadership, Industry Expertise, Risk Management, Environment & Sustainability, Corporate Finance

Dennis E. Stover

Phd - Director

Principal Occupation: (1)

Chief Technical Officer of the Company from October 2020 until August 2024, Chief Executive Officer of the Company from August 2014 to October 2020 and Interim Chief Financial Officer from December 2023 until February 2024. Principle of Stover Alliance, LLC since April 2002.

Business Experience:

Dr. Stover, a co-inventor of ISR technology that enCore uses exclusively in our processing plants, also holds numerous patents related to ISR applications. He is a leading expert in in-situ metal recovery, with dozens of relevant technical publications. Dr. Stover commenced his work in ISR technology in Texas in the 1970s and now bears witness to the application of the technology, resulting in over 60% of worldwide uranium production.

Dr. Stover has a 50-year career focused on direct involvement with commercial uranium exploration, project development, and mining operations. Dr. Stover previously served as Chief Executive Officer of enCore; and before that as Executive Vice President, Americas for Uranium One, Inc. where he oversaw commercial development of Uranium One’s substantial US uranium assets as well other uranium assets in the Americas. Previous to this position, he served as Chief Operating Officer for Energy Metals Corporation (“EMC”) and was instrumental in advancing its US assets prior to its sale to Uranium One, Inc. He has co-authored three International Atomic Energy Agency Guidebooks and Manuals related to both Acidic and Alkaline Uranium ISR technology and is the author of six US patents concerning various aspect of in-situ recovery of uranium and reservoir restoration. Dr. Stover is a member of numerous professional societies.

Education:

Bachelor of Arts in Chemistry, Kalamazoo College

Bachelor of Science in Chemical Engineering, The University of Michigan

Master of Science in Chemical Engineering, The University of Michigan

PhD in Chemical Engineering, The University of Michigan

Public Directorships (past 5 years):

enCore Energy Corp. (February 2012 to Present)

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William B. Harris

Independent Director and Chair of the Audit Committee

Principal Occupation: (1)

Partner of Solo Management Group, LLC, an investment management and financial consulting company since 1998. Chairman of Scandium International Mining Corp. since 2007.

Business Experience:

Mr. Harris is a partner in Solo Management Group, LLC, an investment and management consulting partnership. He was previously a board member of EMC, Chairman and Executive Committee member of the American Fiber Manufacturers Association, and President and Chief Executive Officer of Hoechst Fibers Worldwide, the global acetate and polyester business of Hoechst AG. At Hoechst Fibers Worldwide, Mr. Harris managed the business’s $5 billion operation, comprised of 21,000 employees and production locations in 14 different countries. Harris is currently a Director of Scandium International Mining Corp.

Education:

Bachelor of Arts in English, Harvard College

Master of Business Administration in Finance, Columbia University Graduate School of Business

Public Directorships (past 5 years):

enCore Energy Corp. (October 2009 to Present)

Scandium International Mining Corp. (June 2007 to Present)

Age: 78 Director Since: 2009 Areas of Expertise: Strategic Leadership, Corporate Finance, Risk Management, Accounting, Operations

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Age: 72 Director Since: 2014 Areas of Expertise: Strategic Leadership, Industry Expertise, Operations, Risk Management, Environment & Sustainability

Mark S. Pelizza

Independent Lead Director, Chair of the Compensation Committee and Chair of the Sustainability Committee

Principal Occupation: (1)

Principal of M.S. Pelizza & Associates since September 2014. Professional Geoscientist and Certified Professional Geologist.

Business Experience:

Mr. Pelizza has spent 45 years in the uranium industry with project experience including the Alta Mesa, Benavides, Kingsville Dome, Longoria, Palangana, Rosita, West Cole and the Vasquez projects, all in Texas. He was also responsible for the permitting and licensing of the Church Rock, Crownpoint, and Unit 1 projects in New Mexico and the North Platte project in Wyoming.

His technical expertise includes uranium geology, hydrology/water quality analysis, uranium health physics, Texas, New Mexico and Federal permitting, State and Federal radioactive materials licensing, policy/procedure development and environmental audits and compliance. Mr. Pelizza has managed public and governmental relations efforts pertaining to uranium recovery and participated in legislative and rule-making process, and administrative hearings related to the uranium industry.

Continuing his successful experience overseeing ground restoration and closure at five commercial in situ recovery projects, Mr. Pelizza currently serves as a Principal Investigator with Los Alamos National Laboratories researching in situ groundwater restoration technologies to improve groundwater conservation at ISR projects through the restoration cycle.

Currently, Mr. Pelizza is the Principal of M.S. Pelizza & Associates where he serves clients in the extractive industries. He serves as a Director of the Clean Energy Association of New Mexico. He previously served as Sr. Vice President of Health, Safety and Environmental Affairs with Uranium Resource, Inc. He has also previously worked with Union Carbide Corp. Mr. Pelizza received his B.S. in Geology, Fort Lewis College and his M.S. in Geological Engineering from the Colorado School of Mines. He is a licensed Professional Geoscientist in Texas and a Certified Professional Geologist by the American Institute of Professional Geologists. He is the Past Chairman of the Texas Mining and Reclamation Association and the Past Chairman of the Uranium Producers of America.

Education:

Bachelor of Science in Geology, Fort Lewis College Master of Science in Geological Engineering, Colorado School of Mines

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Susan Hoxie-Key

Independent Director and Chair of the Governance and Nominating Committee

Principal Occupation: (1)

Prior to April 2021, Ms. Hoxie-Key served as Consulting Engineer, Nuclear Fuel Department, Southern Nuclear Operating Company, Inc.

Business Experience:

Ms. Hoxie-Key is a proven nuclear industry leader, with more than 40 years of engineering experience covering nuclear fuel procurement, nuclear core design, nuclear fuel-related licensing, oversight of nuclear fuel-related engineering products, and direct support of reactor operations. She worked for Southern Nuclear Operating Company (“SNC”) for 31 years, where she directed and conducted complex multi-disciplinary projects involving in-reactor fuel performance, fuel procurement, fuel-related licensing, and core design. She also served as the SNC lead for nuclear industry efforts to increase the uranium enrichment limit above 5 weight percent and to increase the current licensed fuel burnup limit. Ms. Hoxie-Key was a 2008 winner of the American Nuclear Society Oestmann Achievement Award for technical achievement in the fields of nuclear science, engineering, research, or education. She has also held numerous nuclear industry leadership roles across the years, including Chairman of the World Nuclear Fuel Market Board of Governors between June 2016 and June 2018, and member of the Nuclear Energy Institute (“NEI”) Accident Tolerant Fuel Safety Benefits and Licensing Task Forces. She is a registered Professional Engineer in Alabama and Georgia. She is a Certified Director by the National Association of Corporate Directors.

Education:

Bachelor of Science in Nuclear Engineering, Mississippi State University Master of Science in Nuclear Engineering, Georgia Institute of Technology

Public Directorships (past 5 years):

enCore Energy Corp. (June 2022 to Present)

Age: 69 Director Since: 2022 Areas of Expertise: Strategic Leadership, Industry Expertise, Risk Management

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Age: 45 Director Since: 2024 Areas of Expertise: Capital Markets Expertise, Strategic Leadership, Investor Relations, Mergers and Acquisitions, Corporate Finance, Risk Management

Stacy Nieuwoudt

Independent Director

Principal Occupation: (1)

Ms. Nieuwoudt is a private investor and currently serves on multiple public company boards of directors.

Business Experience:

Ms. Nieuwoudt brings more than 20 years of Wall Street experience focused on the energy and the industrial sectors to the enCore Board. She has experience working with boards and senior executives providing financial expertise, evaluating and analyzing financial transactions and strategic initiatives and capitalizing on changing market dynamics to align corporate incentives with shareholder interests. Ms. Nieuwoudt also serves as a Director of the Nasdaq-listed company, ProFrac Holdings Corp. (ACDC) where she is the Chair of the Compensation Committee and a member of the Audit Committee. Previously, she served as a Director of the NYSE-listed Independence Contract Drilling Inc. and chaired the Audit and Nominating & Governance committees plus served on the Compensation Committee. Ms. Nieuwoudt was previously a Senior Energy and Industrials Analyst at Aptigon Capital, a Citadel Company. Prior to that, Ms. Nieuwoudt served as an Energy Equities Analyst at Surveyor Capital, also a Citadel Company. Ms. Nieuwoudt holds a B.A. from Rice University.

Education:

Bachelor of Arts, Rice University

Public Directorships (past 5 years):

enCore Energy Corp. (October 2024 to Present)
ProFrac Holdings Corp. (May 2022 to Present)

Independence Contract Drilling, Inc. (from January 2021 until August 2024)

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Robert Willette

Director, Acting Chief Executive Officer and Chief Legal Officer

Principal Occupation: (1)

Acting Chief Executive Officer since March 2025 and Chief Legal Officer since February 2024.

Business Experience:

Previously, Mr. Willette served as the Chief Legal Officer, Chief Compliance Officer and Corporate Secretary of ProFrac Holdings Corp. from September 2020 until October 2023. From October 2017 until October 2020, Mr. Willette served as Senior Vice President, General Counsel, Chief Compliance Officer, Corporate Secretary and Chief ESG Officer of CARBO Ceramics, Inc. Mr. Willette holds a B.S., an M.B.A., and a J.D. from the University of Kansas.

Education:

Bachelor of Science, University of Kansas Master of Business Administration, University of Kansas Juris Doctor, University of Kansas

Public Directorships (past 5 years):

enCore Energy Corp. (April 3, 2025 to Present)

Age: 50

Director Since: 2025

Areas of Expertise:

Strategic Leadership, Risk Management. Environment & Sustainability, Capital Market Expertise, Corporate Finance, Mergers & Acquisitions, Property Acquisition & Disposition, Legal

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Age: 62

Director Since: 2025

Areas of Expertise: Strategic Vision & Planning, Risk Management, Environment & Sustainability, Industry Expertise, Mergers & Acquisitions, Property Acquisition & Disposition

Nathan A. Tewalt

Independent Director

Principal Occupation: (1)

Chairman of Silver Predator Corp. since 2016. Co-Owner/Manager of Troy Resources LLC and Consulting Geologist for Galleon Gold Corp.

Business Experience:

Mr. Tewalt has served as Chairman of the board of directors of Silver Predator Corp. since 2016, and as a member of the board of directors since 2012. He has also served as co-owner/manager of Troy Resources LLC, which owns the Gold Park Mine complex, since 2019. Mr. Tewalt previously served as the President, Chief Executive Officer and as a member of the board of directors at Wolfpack Gold Corp. (“Wolfpack”) from 2012 until May 2013 when the Company (which was named Tigris Uranium Corp. at the time) completed a reverse takeover of Wolfpack. In May 2013, he was appointed as the Chief Executive Officer and a member of the Board of the Company. Mr. Tewalt resigned as President and Chief Executive Officer of the Company in August 2014 and resigned as a member of the Board in June 2022. He has over 40 years of experience in mineral exploration and executive management positions for uranium, precious metals and base metal companies. In 2006, as President and Chief Executive Officer of Standard Uranium Inc., Mr. Tewalt completed a private company acquisition in Texas that resulted in the uranium explorer progressing from a private start-up in 2003, gaining a public listing in 2004, and winding up as a successful buy-out in 2006 by Energy Metals Corp. (subsequently acquired by Uranium One for $1.8B).

Education:

Bachelor of Science in Geology with an emphasis on ore deposit geology, Colorado State University

Public Directorships (past 5 years):

enCore Energy Corp. (May 2013 to June 2022 and April 11, 2025 to Present) Silver Predator Corp (2012 to present)

Notes regarding Director Nominees:

(1) The information as to principal occupation, business or employment is not within the knowledge of the management of the Company and has been furnished by the respective nominees. Unless otherwise stated above, any nominees named above not elected at the last annual general meeting have held the principal occupation or employment indicated for at least the five preceding years.

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Below is a summary of the experience and skills of our director nominees.

Director Skills

Integrity and Accountability	●	●	●	●	●	●	●	●

Business Judgment	●	●	●	●	●	●	●	●

Senior Leadership	●	●	●	●	●	●	●	●

Health and Safety	●	●	●	●	●	●	●	●

Risk Management	●	●	●	●	●	●	●	●

Interpersonal Skills	●	●	●	●	●	●	●	●

Environmental Impact	●	●	●	●	●	●	●	●

Strategy Development and Implementation	●	●	●	●	●	●	●	●

Business Growth and Transformation	●	●	●	●	●	●	●	●

Management and Networking Skills	●	●	●	●	●	●	●	●

Sustainability	●	●	●	●	●	●	●	●

Stakeholder Engagement	●	●	●	●		●	●	●

Operational Excellence	●	●	●	●	●	●	●	●

Executive Performance Management	●	●	●	●	●	●	●	●

Public Company	●	●	●	●	●	●	●	●

Financial Skills	●		●		●	●	●

Compliance and Audit	●		●	●	●	●	●	●

New Board Director Recruitment and Selection	●		●	●	●	●	●

International Business Experience			●		●		●	●

Human Resources			●	●	●		●	●

Mining Industry	●	●		●				●

Investor Relations	●		●			●		●

Information Technology and Cybersecurity			●		●

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Corporate Cease Trade Orders or Bankruptcies

To the knowledge of the Company, other than as disclosed herein, no proposed director of the Company:

(a)

is, as of the date of this proxy statement, or has been, within 10 years before the date of this proxy statement, a director, chief executive officer or chief financial officer of any company (including the Company) that:

was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer;

(b)

is, as of the date of this proxy statement, or has been within 10 years before the date of this proxy statement, a director or executive officer of any company (including the Company) that, while that person was acting in the that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(c)

has, within the 10 years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director or executive officer;

(d)

has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(e)

has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

For the purposes of section (a) above, “order” means:

a cease trade order;	an order similar to a cease trade order; or	an order that denied the relevant company access to any exemption under securities legislation,

that was in effect for more than 30 consecutive days.

Ms. Nieuwoudt previously served as a director of Independence Contact Drilling Inc. (“ICD”) from January 19, 2021 to August 16, 2024. On December 2, 2024, ICD commenced voluntary Chapter 11 proceedings and filed a prearranged Chapter 11 plan of reorganization under the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas. The plan of reorganization was confirmed by the court on January 9, 2025 and effective January 17, 2025.

Mr. Willette previously served as Senior Vice President, General Counsel, Chief Compliance Officer, Corporate Secretary and Chief ESG Officer at CARBO Ceramics, Inc. (“CARBO”) from October 2017 until October 2020. On March 29, 2020, CARBO commenced voluntary Chapter 11 proceedings and filed a prearranged Chapter 11 plan of reorganization under the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas. The plan of reorganization was confirmed by the court on June 18, 2020 and effective July 2, 2020.

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Proposal 2 –

Advisory Vote to Approve

the Compensation of our Named Executive Officers

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are submitting the compensation of our named executive officers, as disclosed in this proxy statement, to our Shareholders for an advisory vote.

The vote on this proposal is not intended to address any specific element of compensation. Rather, the vote relates to the overall compensation of our named executive officers, as described under the heading “Compensation Discussion and Analysis” in this proxy statement. We are asking our Shareholders to approve the following advisory resolution at our Meeting:

“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

You may select “For”, “Against” or “Abstain” with respect to this “say-on-pay” proposal. The affirmative vote of a majority of the votes cast by Shareholders entitled to vote at the Meeting will constitute approval of this “say-on-pay” proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.

This vote is advisory and is not binding on the Company, our Board or the Compensation Committee. However, the Compensation Committee expects to consider the outcome of this advisory vote in evaluating whether any actions are appropriate with respect to our compensation programs for our executive officers.

The Board unanimously recommends a vote FOR the approval of the compensation of our named executive officers.

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Proposal 3 –

Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers

Pursuant to Section 14A of the Exchange Act, we are submitting the frequency of advisory votes on the compensation of our named executive officers to an advisory vote of our Shareholders. In voting on this proposal, Shareholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one year, every two years or every three years. Shareholders also may, if they wish, abstain from voting on this proposal.

Our Board has determined that an advisory vote each year on executive compensation is the most appropriate approach for the Company and its Shareholders. In making its recommendation, our Board considered that an annual advisory vote on executive compensation allows our Shareholders to provide us with timely and direct input on our compensation policies, programs and practices.

Our Board recommends that you vote for an annual advisory vote on executive compensation. You may select “One Year”, “Two Years”, “Three Years” or “Abstain” with respect to this “say-on-frequency” proposal. You are not voting to approve or disapprove the Board’s recommendation on this “say-on-frequency” proposal. The selection that receives the most votes cast among one, two and three years will be deemed to be the frequency option approved by the Shareholders and recommend to the Board. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.

This vote is advisory and is not binding on the Company or our Board. However, our Board intends to evaluate the voting results on this proposal in determining how frequently the Company will submit advisory votes on executive compensation to our Shareholders.

The proxy card provides Shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining). Shareholders are not voting to approve or disapprove the recommendation of the Board.

The Board unanimously recommends a vote for a frequency of “ONE YEAR.”

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Proposal 4 –

Appointment and Remuneration of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2025

The Board recommends that Shareholders vote to appoint KPMG as the Company’s independent registered public accounting firm for 2025 and to authorize the directors to fix their remuneration. The power to fix the remuneration of the auditor has been delegated by the Board to the Audit Committee.

Representatives of KPMG are expected to virtually attend the Annual Meeting and will have the opportunity to make a statement. They will also be available to respond to appropriate questions.

Selection. KPMG has served as the Company’s independent registered public accounting firm since November 2024 and has been selected by the Audit Committee to serve as the Company’s independent registered public accounting firm for 2025.

Change in Accountants. On November 15, 2024, the Company appointed KPMG as its independent registered public accounting firm for the fiscal years ended December 31, 2024, 2023 and 2022. From inception through the interim period on or prior to the appointment of KPMG, neither the Company nor anyone on its behalf has consulted with KPMG on either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (b) any matter that was the subject of a disagreement, as that term is defined in Item 304 of Regulation S-K under the Exchange Act (“Regulation S-K”) or a reportable event as set forth in Item 304 of Regulation S-K.

On November 15, 2024, upon the Company’s request, Davidson & Company LLP (“Davidson”) resigned as the Company’s independent registered public accounting firm upon the Company retaining KPMG. The change was considered and approved by the Company’s Audit Committee. The audit reports of Davidson on the financial statements of the Company as of and for the fiscal years ended December 2023 and 2022 are in conformity with IFRS Accounting Standards as issued by the International Accounting Standards Board did not contain any adverse opinion or disclaimer of opinion, nor was any opinion qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2023 and during the period of January 1, 2024 through the date Davidson resigned, there were no disagreements with Davidson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Davidson’s satisfaction, would have caused Davidson to make reference in connection with its opinion to the subject matter of the disagreement. No “reportable events”, as that term is described in Item 304 of Regulation S-K, occurred within the fiscal year ended December 31, 2023, and subsequently up to the date Davidson resigned.

A copy of the reporting package required by National Instrument 51-102 with respect to the resignation of Davidson and the appointment of KPMG as auditor for the Company, including the Notice of Change of Auditor, a letter from Davidson, and a letter from KPMG are attached to this proxy statement as Appendix “B.” A copy of Davidson’s letter addressed to the SEC is filed as Exhibit 16.1 to the Company’s Annual Report on Form 10-K filed with the SEC on March 3, 2025 and attached hereto in Appendix “B.”

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Audit and Non-Audit Fees. The following table presents fees for audit services rendered by KPMG during the year ended December 31, 2024, and our former independent public accounting firm, Davidson, for the year ended December 31, 2023.

	2024	2023

Audit Fees(1)	$2,000,000	$562,466.25

Audit-Related Fees(2)	6,950	178,316.16

Tax Fees	—	—

All Other Fees	26,052	—

Total	$2,033,002	$740,782.41
(1)

Includes fees for audits of our annual financial statements, reviews of the related quarterly financial statements, and services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements, including comfort letters and consents issued in connection with SEC filings and reviews of documents filed with the SEC. Also includes fees incurred for the audit of internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)

Includes the aggregate fees billed for assurance and related services by the Company’s external auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit fees” above. The services provided include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation.

Pursuant to the charter of the Audit Committee, the Audit Committee is responsible for the oversight of our accounting, reporting and financial practices. The Audit Committee has the responsibility to select, appoint, engage, oversee, retain, evaluate and terminate our external auditors; pre-approve all audit and non-audit services to be provided, consistent with all applicable laws, to us by our external auditors; and establish the fees and other compensation to be paid to our external auditors.

The Audit Committee has adopted a policy to pre-approve all audit and permitted non-audit services provided by our principal independent accountants. All audit and non-audit services for 2024 were pre-approved by the Audit Committee.

The Board unanimously recommends a vote FOR the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2025 and the authorization of the directors to fix their remuneration.

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Corporate Governance

Board of Directors

The composition of the Board currently consists of the following eight members: William M. Sheriff, Dennis E. Stover, William B. Harris, Mark S. Pelizza, Susan Hoxie-Key, Stacy Nieuwoudt, Robert J. Willette and Nathan A. Tewalt. There are currently five Board members, William B. Harris, Mark S. Pelizza, Susan Hoxie-Key, Stacy Nieuwoudt and Nathan A. Tewalt, who are considered to be independent for purposes of membership on the Board in accordance with Nasdaq rules and applicable Canadian securities laws. It is proposed that all eight individuals will be nominated for election at the Meeting. Each director serves a one-year term expiring at each annual general meeting of Shareholders and lasting until his or her respective successor is duly elected and qualified.

Other Directorships

The following table sets forth the directors of the Company who are currently directors of other US and/or Canadian reporting issuers as of April 17, 2025:

Name of Director	Name of Other Reporting Issuer

William M. Sheriff	Nuclear Fuels Inc. Urano Energy Corp., formerly known as C2C Metals Corp. Scorpio Gold Corporation

William B. Harris	Scandium International Mining Corp.

Dennis E. Stover	N/A

Mark S. Pelizza	N/A

Susan Hoxie-Key	N/A

Stacy Nieuwoudt	ProFrac Holdings Corp.

Robert Willette	N/A

Nathan A. Tewalt	Silver Predator Corp.

Director Compensation

Summary of 2024 Director Compensation

Directors who are officers of the Company do not receive compensation for their service as directors.

We provide the following compensation for non-management directors:

●

each non-management director receives an annual director’s fee payable in cash equal to $44,000, plus an additional $26,000 fee for directors who were certified by the National Association of Corporate Directors, except Ms. Nieuwoudt who, effective upon her appointment in October 2024, receives an annual director’s fee payable in cash equal to $70,000;

●	effective as of October 2, 2024, the lead independent director receives an annual director’s fee of $70,000 in lieu of the regular $44,000 non-management director fee; and

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●	the Audit Committee Chair receives an additional annual fee payable in cash equal to $22,000.

Additionally, we compensate non-management directors in stock options, which generally vest in ratable 6-month installments over a period of two years from the date of grant. In 2024, Messrs. Pelizza and Cherry, and Ms. Hoxie-Key each received 150,000 stock options, Mr. Harris received 200,000 stock options, and Ms. Nieuwoudt received 225,000 stock options. We also reimburse directors for all expenses incurred in attending Board and committee meetings.

Changes to Director Compensation for 2025

The Compensation Committee engaged Ernst & Young LLP, the Compensation Committee’s independent compensation consultant, to review and make recommendations regarding the Company’s director compensation program. Based on Ernst & Young’s recommendations, the Compensation Committee determined that no significant changes were needed to its director compensation program.

Director Compensation Table

The following table provides information regarding the compensation of our non-management directors for the year ended December 31, 2024. As officers of the Company during 2024, Messrs. Sheriff and Goranson were not eligible for additional compensation in connection with their service on the Board. The compensation paid to Dr. Stover, who is an NEO for 2024 due to his service as interim CFO through February 14, 2024, in connection with his service as a non-employee director is reported below under the “All Other Compensation” column of the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)

WILLIAM B. HARRIS(2)	92,000	378,067	—	470,067

MARK S. PELIZZA	48,333	283,550	—	331,883

STACY NIEUWOUDT(3)	11,667	445,653	—	457,320

SUSAN HOXIE-KEY	70,000	283,550	—	353,550

RICHARD M. CHERRY(4)	52,500	283,550	17,500	336,050
(1)

The amounts reported in this column for 2024 represent the grant date fair value of stock options under the 2021 Stock Option Plan and 2024 Long Term Incentive Plan granted in the year determined in accordance with ASC Topic 718. The grant date fair values have been reported in USD$ using a conversion rate of CAD$1.4389 to USD$1 as reported by the Bank of Canada on December 31, 2024. There can be no assurance that these values will ever be realized. See Note 15, “Share-based Compensation and Warrants,” to the consolidated financial statements included in our 2024 Annual Report on Form 10-K for the assumptions made in determining these values. As of December 31, 2024, each of our non-employee directors who were members of the Board on such date held the following unvested and/or unexercised stock options: Mr. Harris: 808,334, Mr. Pelizza: 658,333, Ms. Nieuwoudt: 225,000, Ms. Hoxie-Key: 491,667 and Mr. Cherry: 598,333.

(2)

The cash fees owed to Mr. Harris were paid to Solo Management Group, LLC, a limited liability company owned by Mr. Harris and his spouse, and the stock awards granted to Mr. Harris were made to him directly as an individual.

(3)	Ms. Nieuwoudt was appointed to the Board on October 15, 2024.
(4)

Mr. Cherry resigned from the Board, effective October 15, 2024. For Mr. Cherry, the “All Other Compensation” column includes $17,500 he received for services provided as a member of the Company’s Advisory Committee following his resignation from the Board.

Director Independence

The Board will review at least annually the independence of each director. During these reviews, the Board will consider transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such transactions or relationships are inconsistent with a determination that the director is independent. This review will be based primarily on responses of the directors to questions in a directors’ and officers’ questionnaire regarding employment, business, familial, compensation and other relationships with the Company and our management. Our Board has determined that each of William B. Harris, Mark S. Pelizza, Susan Hoxie-Key, Stacy Nieuwoudt and Nathan A. Tewalt is independent in accordance with Nasdaq rules and applicable Canadian securities laws. As required by Nasdaq, our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

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Chair of the Board

The Board has concluded that William M. Sheriff, the Chair of the Board, is not an independent director. See “Board of Directors” above. As the Chair of the Board is not independent, the directors have appointed Mark S. Pelizza to act as “lead independent director” who has assumed responsibility for providing leadership to enhance the effectiveness and independence of the Board. See “Board Leadership Structure and Board’s Role in Risk Oversight” below.

Corporate Governance

We believe that good corporate governance is important to ensure that, as a public company, we will be managed for the long-term benefit of our Shareholders. We and our Board have reviewed the corporate governance policies and practices of other public companies, as well as those suggested by various authorities in corporate governance. We have also considered the provisions of the Sarbanes-Oxley Act, SEC and Nasdaq rules and applicable Canadian securities laws.

Based on this review, we have established and adopted a Board Mandate, the text of which is attached as Appendix “A” to this proxy statement, and charters for the Audit Committee, Compensation Committee and Governance and Nominating Committee, as well as a Code of Business Conduct and Ethics (the “Code”) applicable to all of our directors, officers and employees.

Our Board Mandate, committee charters and Code are available on our website (www.encoreuranium.com) in the Corporate—Governance section. Copies of these documents are also available upon written request to our Corporate Secretary at c/o enCore Energy Corp., 5950 Berkshire Lane, Suite 210, Dallas, Texas 75225, Attn: Corporate Secretary. We will post information regarding any amendment to, or waiver from, the Code on our website in the Governance section.

Furthermore, our insider trading policy, which is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards, (1) governs the purchase, sale and/or other disposition of the Company’s securities by directors, officers, employees of the Company and the Company itself, and (2) prohibits our directors and certain employees, including all of our executive officers, from engaging in hedging transactions with respect to our securities, including entering into options, warrants, puts, calls or similar instruments or selling our securities short.

The Board periodically reviews its corporate governance policies and practices. Based on these reviews, the Board may adopt changes to policies and practices that are in the best interest of our Shareholders and as appropriate to comply with any new SEC or Nasdaq rules or applicable Canadian securities laws.

Position Descriptions

The Board has adopted a position description for the Chief Executive Officer, the Executive Chair of the Board and the lead independent director. The Board has not yet adopted position descriptions for the chair of each Board committee. The Board is in the process of preparing such position descriptions and intends to adopt them during the 2025 financial year. The descriptions for these positions will delineate the role and responsibilities of the chair of each Board committee.

The Board expects the Chief Executive Officer and its management team to be responsible for management of the Company’s operations and to execute the decisions of the Board. The Board expects to be advised on a regular basis as to the results being achieved, and to be presented for approval all material plans and strategies, in keeping with the Company’s overall strategic direction as determined by the Board. In addition to those matters which by law must be approved by the Board, prior approval by the Board (or a committee thereof) is required for all matters of policy and all actions proposed to be taken by the Company which are not in the ordinary course of its operations. In particular, the Board approves the appointment of all executive officers of the Company and approves all material transactions.

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Orientation and Continuing Education

When new directors are elected or appointed, they receive orientation on the Company’s business, current projects, reports on operations and results, public disclosure filings by the Company, industry reports, and the responsibilities of directors. The Company encourages its new directors to attend World Nuclear Association, NEI, and NAC International Inc. workshops and seminars, regularly frequented by our existing directors, to further enhance their understanding of the industry. With respect to continuing education, Board meetings may include presentations by the Company’s management and employees to give the directors additional insight into the Company’s business. In addition, management of the Company makes itself available for discussion with all Board members on an ongoing basis.

Several of the Company’s directors achieved certification through the National Association of Corporate Directors’ Directorship Certification Program. The Company may require that future directorships appointments seek corporate governance and board training and certification.

Majority Voting Policy

The Board has adopted a Majority Voting Policy stipulating that Shareholders are entitled to vote in favor of, or withhold from voting for, each individual director nominee at a Shareholders meeting. If the number of Common Shares “withheld” for any nominee exceeds the number of Common Shares voted “for” the nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, the director shall immediately tender their written resignation to the Board. The Board shall determine whether or not to accept the resignation within 90 days following the applicable Shareholders’ meeting. Any director who tenders his or her resignation pursuant to this policy shall not participate in the deliberations of the Governance and Nominating Committee or the Board regarding the resignation. The resignation will be effective when accepted by the Board. If a resignation is accepted, the Board may leave the resulting vacancy unfilled until the next annual general meeting or it may fill the vacancy through the appointment of a new director. Following the Board’s decision on the resignation, the Board shall promptly disclose, via press release, its decision whether or not to accept the director’s proposed resignation.

Board Leadership Structure and Board’s Role in Risk Oversight

William M. Sheriff, Executive Chairman, serves as Chair of the Board. The Board believes that combining these positions is the most effective leadership structure for the Company at this time. As Executive Chairman, Mr. Sheriff is involved in day-to-day operations and is familiar with the opportunities and challenges that the Company faces at any given time. With this insight, he is able to assist the Board in setting strategic priorities, lead the discussion of business and strategic issues and translate Board recommendations into Company operations and policies.

The Board has appointed Mark S. Pelizza as its lead independent director. His key responsibilities in this role include facilitating the functioning of the Board independently of the Company’s management and maintenance and enhancement of the quality of the Company’s governance practices. The Board will consider, on an ongoing basis, whether additional structures or processes are required to permit it to function independently of the management of the Company.

Risk is inherent with every business and we face a number of risks. Management is responsible for the day-to-day management of risks, while the Board, as a whole and through our Audit Committee, is responsible for overseeing our business and affairs, including overseeing its risk assessment and risk management functions. The Board has delegated responsibility for reviewing our policies with respect to risk assessment and risk management to our Audit Committee through its charter. The Board has determined that this oversight responsibility can be most efficiently performed by our Audit Committee as part of its overall responsibility for providing independent, objective oversight with respect to our accounting and financial reporting functions, internal and external audit functions, systems of internal controls over financial reporting and legal, ethical and regulatory compliance. Our Board has also delegated the oversight of risks related to cybersecurity to our Audit Committee and risks related to environmental, social and governance matters to our Sustainability Committee. Our Audit Committee and Sustainability Committee regularly report to the Board with respect to its oversight of these areas.

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Board Meetings

The Board held seven meetings during the fiscal year ended December 31, 2024. Each director serving on the Board in 2024 attended 100% of the total number of meetings of the Board and the total number of meetings of the committees on which he or she served during the time they served on the Board.

Each director endeavors to attend all Board meetings. On occasion, they may not be able to do so because of travel schedules, access to communication or personal situations or time zone restrictions. Management makes significant efforts to provide reasonable notice to the directors when scheduling meetings. However, as situations arise, and decisions are required, not all meetings will be able to accommodate the schedules of all individuals. In those cases, the director chooses a fellow director or the Chief Executive Officer to discuss and represent their views at the meeting by proxy.

Director Attendance at Annual Meetings of Shareholders

Each director is expected to attend the annual general meeting of Shareholders. All of the Company’s directors at the time of the 2024 annual meeting of Shareholders attended the annual meeting.

Board Committees

The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by the Board.

Audit Committee

Our Audit Committee consists of Mr. Harris, Ms. Hoxie-Key and Ms. Nieuwoudt, with Mr. Harris serving as chair of the committee. The Board has determined that each of Mr. Harris and Ms. Nieuwoudt qualify as an “audit committee financial expert” as that term is defined by the applicable SEC regulations. The Board has also determined that each of Mr. Harris, Ms. Hoxie-Key and Ms. Nieuwoudt is “financially literate” as required by the Nasdaq rules and National Instrument 52-110 – Audit Committees (“NI 52-110”) and is independent as defined by Nasdaq rules, SEC requirements and NI 52-110 relating to the independence of Audit Committee members. The Audit Committee met five times during the fiscal year ended December 31, 2024. Our Audit Committee charter details the principal functions of the Audit Committee, including oversight related to:

●	our accounting and financial reporting processes;

●	the integrity of our consolidated financial statements;

●	our systems of disclosure controls and procedures and internal control over financial reporting;

●	our compliance with financial, legal and regulatory requirements;

●	the performance of our internal audit function;

●	our overall risk assessment and management; and

●

our process for assessing, identifying and managing risks from cybersecurity threats as well as any material effects, or reasonably likely material effects, of risks from cybersecurity threats and previous cybersecurity incidents.

The Audit Committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also prepares the Audit Committee report required by SEC regulations to be included in our annual proxy statement. A copy of the Audit Committee charter is available under the Corporate—Governance section of the Company’s website at www.encoreuranium.com.

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Compensation Committee

Our Compensation Committee consists of Mr. Pelizza, Mr. Harris and Ms. Nieuwoudt, with Mr. Pelizza serving as chair of the committee. The Board has determined that each of Mr. Pelizza, Mr. Harris and Ms. Nieuwoudt is independent as defined by Nasdaq rules, SEC requirements and applicable Canadian securities laws relating to the independence of Compensation Committee members. The Compensation Committee met five times during the fiscal year ended December 31, 2024. The Compensation Committee is responsible for reviewing and determining the adequacy and form of compensation paid to the Company’s directors, executives and key employees. The Compensation Committee evaluates the performance of senior management measured against the Company’s business goals and industry compensation levels.

Our Compensation Committee charter details the principal functions of the Compensation Committee, including:

●	reviewing our compensation policies and plans;

●	implementing and administering a long-term incentive plan;

●	reviewing, evaluating and approving management’s succession plans for executive management;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	producing a report on compensation to be included in our annual proxy statement, as required; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee has the sole authority to retain and terminate compensation consultants to assist in the evaluation of our compensation and the sole authority to approve the fees and other retention terms of such compensation consultants. The committee may, in its discretion, delegate specific duties and responsibilities to a subcommittee or an individual committee member, to the extent permitted by applicable law. The committee is also able to retain independent counsel and other independent advisors to assist it in carrying out its responsibilities. A copy of the Compensation Committee charter is available under the Corporate—Governance section of the Company’s website at www.encoreuranium.com.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2024, Mr. Pelizza, Mr. Harris and Ms. Nieuwoudt served on our Compensation Committee. During the fiscal year ended December 31, 2024:

●	none of the members of our Compensation Committee is, or has ever been, one of our officers or employees;

●	none of the members of our Compensation Committee had any relationships requiring disclosure under “Certain Relationships and Related Party Transactions”;

●	none of our executive officers served as a member of the Compensation Committee of another entity, one of whose executive officers served on our Compensation Committee;

●	none of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee; and

●	none of our executive officers served as a member of the Compensation Committee of another entity, one of whose executive officers served as one of our directors.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Ms. Hoxie-Key, Mr. Harris and Mr. Pelizza, with Ms. Hoxie-Key serving as chair of the committee. The Board has determined that each of Ms. Hoxie-Key, Mr. Harris and Mr. Pelizza is independent as defined by Nasdaq rules and applicable Canadian securities laws. The Governance and Nominating Committee met four times during the fiscal year ended December 31, 2024. The Governance and Nominating Committee assists the Board in developing the Company’s approach to corporate governance, including developing and monitoring a set of corporate governance principles and guidelines that are specifically

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applicable to the Company, and to identify and recommend to the Board qualified nominees for appointment or election as directors. This includes evaluating individual directors, including their skills and qualifications, and the performance of the committees of the Board.

Our Governance and Nominating Committee charter details the principal functions of the Governance and Nominating Committee, including:

●

reviewing the characteristics of current Board members, determining if any characteristics are lacking and using these measures in identifying and recommending to the full Board qualified candidates for election as directors;

●	developing and recommending to the Board corporate governance guidelines and implementing and monitoring such guidelines;

●	reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

●	recommending to the Board nominees for each committee of the Board;

●	annually facilitating the assessment of the Board’s performance, as required by applicable law, regulations and the Nasdaq corporate governance listing standards;

●	developing an orientation and education program for new recruits to the Board as well as ongoing development of current directors, including a reference manual for directors;

●	annually reviewing and making recommendations to the Board regarding revisions to the corporate governance guidelines and the code of business conduct and ethics; and

●	considering questions as to the appropriateness of a director engaging an outside advisor of the Company in circumstances required by policies of the Board.

The Governance and Nominating Committee has the sole authority to retain and terminate any search firm to assist in the identification of director candidates and the sole authority to set the fees and other retention terms of such search firms. The committee is also able to retain independent counsel and other independent advisors to assist it in carrying out its responsibilities. A copy of the Governance and Nominating Committee charter is available under the Corporate—Governance section of the Company’s website at www.encoreuranium.com.

Other Board Committees

Other than the Audit Committee, Compensation Committee and Governance and Nominating Committee, the Board currently has three standing committees: the Investment Committee, the Sustainability Committee and the Disclosure Committee.

The Investment Committee is generally responsible for the oversight of the Company’s investment transactions, management, policies and guidelines, including review of investment manager selection (if any), establishment of investment benchmarks, and oversight of investment risk management exposure policies and guidelines. The Investment Committee has authority to retain financial investment consultants and legal professionals and to conduct all necessary investigations appropriate to fulfilling its duties and responsibilities in consultation with the Board. The current members of the Investment Committee are Mr. Sheriff, Mr. Harris, and Mr. Willette, with Mr. Sheriff serving as Chair of the Investment Committee.

The Sustainability Committee oversees the development and implementation of policies and best practices relating to health, safety, environmental and sustainability issues to ensure compliance with applicable laws, regulations, and policies in the jurisdictions in which the Company carries on business. The current members of the Sustainability Committee are Mr. Pelizza, Mr. Stover, and Mr. Tewalt, with Mr. Pelizza serving as the Chair of the Sustainability Committee.

The Disclosure Committee is generally responsible for considering the materiality of information and determining disclosure obligations on a timely basis in accordance with applicable rules and regulations, and reports to the Company’s Audit Committee. The Disclosure Committee also reviews and approves all disclosure (including electronic, written and oral disclosure) prepared by or on behalf of the Company, in advance of public release,

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reviews risk factors and forward-looking statement language in reports and review for updating requirements, and oversees the disclosure controls, procedures and practices of the Company. The current members of the Disclosure Committee are Mr. Sheriff, Mr. Willette, and the Company’s Chief Financial Officer Shona Wilson.

Qualifications for Director Nominees

The Governance and Nominating Committee is responsible for reviewing with the Board, at least annually, the appropriate skills and experience required for members of the Board. This assessment includes factors such as judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

In connection with this assessment, the Governance and Nominating Committee will identify individuals believed to be qualified to become Board members and recommend candidates to the Board to fill new or vacant positions. The Governance and Nominating Committee will also review the qualifications of, and make recommendations to the Board regarding, director nominations submitted to the Company by shareholders in accordance with the Company’s Articles or otherwise using the same assessment process described above. In addition, the Governance and Nominating Committee will evaluate whether an incumbent director should be nominated for re-election to the Board as part of its annual review and selection process. The Governance and Nominating Committee will use the same factors established for new director candidates to make its evaluation and will also take into account the incumbent director’s performance as a Board member.

The Governance and Nominating Committee considers diversity in its broadest sense, including diversity in professional and life experiences, education, skills, perspectives and leadership. Importantly, the Governance and Nominating Committee focuses on how the experiences and skill sets of each director nominee complements those of fellow directors and director nominees to create a balanced Board with diverse viewpoints and deep expertise. The Company believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Company’s goal of creating a Board that best serves our needs and those of our Shareholders.

Director Candidate Recommendations by Shareholders

The Governance and Nominating Committee will review and evaluate any director nominations submitted by Shareholders, including reviewing the qualifications of, and making recommendations to the Board regarding, director nominations submitted by Shareholders in the same manner as described under “Qualifications for Director Nominees.” See “Communications with the Board of Directors” below for additional information on how to submit a director nomination to the Board.

Communications with the Board of Directors

Any Shareholder or other interested party who wishes to communicate directly with the Board or any of its members may do so by writing to: Board of Directors, c/o enCore Energy Corp., 5950 Berkshire Lane, Suite 210, Dallas, Texas 75225, Attn: Corporate Secretary. The mailing envelope should clearly indicate whether the communication is intended for the Board as a group, the non-management directors or a specific director.

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Shareholder Nominations

The Company’s Articles provide that nominations for individuals for election to the Board may be made only (a) by or at the director of the Board, including pursuant to our notice of the meeting, (b) by or at the direction or request of one or more Shareholders pursuant to a proposal made in accordance with the provisions of the Business Corporations Act (British Columbia), or a requisition of the Shareholders made in accordance with the provisions of the Business Corporations Act (British Columbia) or (c) by any Shareholder who was a Shareholder or record both at the time of giving the notice required by our Articles and at the time of the meeting, who is entitled to vote at the meeting in the election of such nominee and has provided notice to us within the time period and containing the information, certifications and other materials, specified in the Advance Notice Provisions and who has complied with the other procedural requirements set forth in our Articles. See “Shareholder Proposals for the 2026 Annual Meeting of Shareholders” below for how to submit a timely notice.

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Executive Officers

The following sets forth information regarding the executive officers of the Company as of April 17, 2025:

Name	Age	Positions

William M. Sheriff	66	Executive Chairman

Robert Willette	50	Acting Chief Executive Officer and Chief Legal Officer

Shona Wilson	54	Chief Financial Officer

Information regarding Mr. Sheriff and Mr. Willette is included above under “Election of Directors.”

Ms. Wilson has served as the Company’s Chief Financial Officer since February 2024. Previously, Ms. Wilson served as the Chief Financial Officer at Wantix from February 2021 until February 2024. From December 2011 to July 2014, Ms. Wilson served as Senior Director at Platts Valuation Hub / Platts / S&P Global, and from February 2010 to December 2011 as Finance Director of North America at Citigroup. Ms. Wilson began her career at PricewaterhouseCoopers and holds a Bachelor of Arts (B.A.) in Accountancy from Oregon State University.

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Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides an overview of our executive compensation philosophy, discusses executive compensation policies and practices, and analyzes how and why our Compensation Committee arrived at specific compensation decisions with respect to our Named Executive Officers (or “NEOs”) for the fiscal year ended December 31, 2024. During the fiscal year ended December 31, 2024, the Company was a “foreign private issuer” under the Exchange Act and ceased to be a “foreign private issuer” as of January 1, 2025.

Named Executive Officers

In connection with the most recently completed fiscal year of the Company, the Company had six NEOs as follows:

NEO Name	Position*

Robert Willette(1)	Acting Chief Executive Officer and Chief Legal Officer

Shona Wilson(2)	Chief Financial Officer

William M. Sheriff	Executive Chairman

W. Paul Goranson(1)	Former Chief Executive Officer

Peter Luthiger(3)	Former Chief Operating Officer

Dennis E. Stover(2)	Former Interim Chief Financial Officer
*	Titles are as of April 17, 2025
(1)

Mr. Willette was appointed as Acting Chief Executive Officer (“CEO”), in addition to his role as Chief Legal Officer, effective March 2, 2025, and will serve until the Company is able to find a replacement for Mr. Goranson, who ceased serving as Chief Executive Officer of the Company on March 2, 2025.

(2)

Ms. Wilson was appointed as Chief Financial Officer on February 14, 2024, replacing Dr. Stover who served as the Company’s interim Chief Financial Officer from December 23, 2023 until February 14, 2024. Dr. Stover also served in a non-executive officer position as Chief Technical Officer until August 10, 2024.

(3)	Mr. Luthiger ceased serving as Chief Operating Officer of the Company on April 17, 2025.

Mr. Goranson, Dr. Stover and Ms. Wilson are NEOs for 2024 since each served as either the principal executive officer or principal financial officer during 2024. Messrs. Willette, Sheriff and Mr. Luthiger are NEOs for 2024 based on being the three highest paid executive officers of the Company, other than the principal executive officer and principal financial officer.

2024 Business Highlights

enCore had a number of important business developments and accomplishments in 2024. In 2024, the Company set forth to execute five main objectives. The Company believes the execution of these objectives has and will continue to position enCore to quickly respond to the ever-changing global factors, achieve strategic expansions, and build on its adaptability while strengthening the Company’s financial health. These objectives are as follows:

Commenced and Expanded Uranium Extraction at the Alta Mesa Uranium Central Processing Plant and Wellfield located in South Texas, USA (the “Alta Mesa Project”)

Utilizing Central Processing Plants (“CPP”) in South Texas, the Company has implemented a strategy that it anticipates will continue to build value and phased growth. Since the second quarter of 2024, the Company has

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operated in both the Alta Mesa CPP and the Rosita CPP, and as a result, became one of only a handful of companies worldwide with more than one operational uranium extraction facility.

Streamlined Operations and Rationalized Asset Base

In December 2023, we announced the sale of 30% of the Alta Mesa Project to Boss Energy, Ltd. (“Boss”) in the form of a joint venture for $60 million. Additionally, Boss invested directly in the Company an additional $10 million. The Company intends to continue to rationalize its asset base through the execution of our non-core asset divestment strategy strengthening our financial position and increasing financial resources in a non-dilutive way. We have demonstrated the ability to derive substantial value for our shareholders from our non-core assets by using different approaches to divestment.

Mergers and Acquisitions

Since December 2020, we have demonstrated, through four significant transactions, that our intent is to drive growth and provide value for our shareholders through select, accretive merger and acquisition activity that complement our own organic growth.

Contract and Sales Strategy Formalization

The Company will continue to leverage its strong baseload contracting strategy and industry reputation as a reliable multi-facility domestic supplier to ensure that our operating assets are able to create revenue regardless of market conditions. As the Company increases uranium extraction from its South Texas facilities, we will continue to evaluate opportunities to grow our contract portfolio through the addition of new contracts.

Established Fiscally Responsible Management and Strong Governance for the Benefit of Shareholders

On October 24, 2024, the Company announced that it completed its inaugural greenhouse gas (“GHG”) emissions and sustainability report to meet the needs of institutional clients and utility customers. The Company has established continuous improvement systems in its organization to ensure proper governance of the company, its operations, and its employees. Finally, the Company works to ensure its costs are as low as practicable while maintaining its ability to leverage its assets to provide value to shareholders.

Overview of Compensation Program

Compensation Philosophy and Objectives

The Company’s compensation policies and programs are designed to be competitive with similar companies and to recognize and reward executive performance consistent with the success of the Company’s business. These policies and programs are intended to attract and retain capable and experienced people. The Compensation Committee’s role and philosophy, among other things, are to ensure that the Company’s compensation goals and objectives, as applied to the actual compensation paid to the Company’s CEO and other executive officers, are aligned with the Company’s overall business objectives and shareholders’ interests.

The Company’s executive compensation program is designed to ensure that the level and form of compensation achieves certain objectives, including:

(a)	attracting and retaining talented, qualified and effective executives;

(b)	motivating the short and long-term performance of these executives; and

(c)	aligning the interests of these executives with those of the Company’s shareholders.

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In addition to comparable industry data, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Company and its shareholders, the implications of the risks associated with the Company’s compensation policies and practices in light of the financial performance of the Company, the overall financial and operating performance of the Company and the Compensation Committee’s assessment of each executive’s individual performance and contribution toward meeting corporate objectives.

Based on the foregoing objectives, the Compensation Committee has structured our executive compensation programs to motivate our executives to achieve the business goals set by us and to reward the executives for achieving these goals. In evaluating executive compensation, the Compensation Committee considers a variety of factors including market demands, internal equity and compensation benchmarking of the companies we compete with for talent.

Executive Compensation Practices

What We Do	What We Don’t Do

● Utilize independent compensation consultant	● No hedging of Company stock by executives

● Maintain a Compensation Committee that is composed solely of independent directors	● No pledging of Company stock by executives ● No tax gross-ups of potential excise taxes upon a change in control ● No excessive perquisites ● No guaranteed incentive payments
● Maintain a clawback policy to seek recoupment of any incentive-based compensation compliant with the new SEC rules and Nasdaq listing standards

The Compensation Process

Role of the Board and Compensation Committee

The Board assumes responsibility for reviewing and monitoring the long-range compensation strategy for the senior management of the Company although the Compensation Committee guides it in this role. The Board determines the type and amount of compensation for the CEO. The Board also reviews the compensation of the Company’s senior executives.

The current members of the Compensation Committee are Mark S. Pelizza (Chair), William B. Harris and Stacy Nieuwoudt. The function of the Compensation Committee is to assist the Board in fulfilling its responsibilities relating to the compensation practices of the executive officers of the Company. The Compensation Committee recommends to the Board for approval, and is actively engaged in the design and implementation of, the Company’s executive compensation program, with the support of the compensation consultant and Company management.

The Compensation Committee has been empowered to:

●	review the compensation levels of the executive officers of the Company and to report thereon to the Board;

●	to review the strategic objectives of the stock option and other stock-based compensation plans of the Company; and

●

to consider any other matters which, in the Compensation Committee’s judgment, should be taken into account in reaching the recommendation to the Board concerning the compensation levels of the Company’s executive officers.

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Role of the Compensation Consultant

The Company utilizes Ernst & Young LLP as its independent compensation consultant to provide advice on executive compensation matters. The compensation consultant:

●	Provides information on executive compensation competitive market data as it impacts NEOs.

●

In consultation with Company management, evaluates the peer group and develops peer group proxy data and provides survey data from likely sources of competition for executive talent to assess competitive levels and target positioning.

●	Reviews and advises the Compensation Committee on executive compensation philosophy and programs, pay and performance alignment, and program design.

●	Identifies market trends and practices and advises the Compensation Committee on program design implications.

●	Advises the Compensation Committee on other topics as the Compensation Committee deems appropriate.

The Compensation Committee has reviewed the independence of Ernst & Young in light of SEC rules and Nasdaq listing standards regarding compensation consultants and has concluded that Ernst & Young’s work for the Compensation Committee does not raise any conflict of interest.

Role of Management

In making compensation decisions for executive officers reporting to the CEO, the Compensation Committee solicits the views of our CEO and the independent compensation consultant. The Compensation Committee conducts executive sessions without the CEO present. The CEO does not make recommendations to the Compensation Committee about the CEO’s own compensation.

Use of Competitive Compensation Data

In 2024, with the assistance of the Company’s independent compensation consultant Ernst & Young, the Company established a peer group of companies to assist the Company, the Compensation Committee and the Board in understanding the current competitiveness of the total direct compensation (“TDC”) of its NEOs as compared to market practices. The Company used the data from the peer groups to benchmark TDC, which includes the level of base salaries and the mix, form and size of annual and long-term incentives provided to executives of similar companies to enCore in terms of industry and size.

The peer group consists of 9 companies aligned with the size and industry classification of enCore. The enCore peer group had a median enterprise value of approximately $1,352 million and a median market capitalization of $944 million for 2024 compared to enCore’s 2024 enterprise value of $647 million and market capitalization of $702 million.

enCore Energy Corp. Peer Group

Boss Energy	Energy Fuels Inc.	Peninsula Energy Limited

Centrus Energy Corp.	IsoEnergy, Ltd.	Uranium Energy Corp.

Denison Mines Corp.	Paladin Energy Limited	Ur-Energy Inc.

The Compensation Committee believes that the proxy peer group benchmarking provides an accurate indicator of total compensation paid by companies with executives that have skills and responsibilities similar to the Company’s executives.

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As part of our determination of the competitiveness of our executive officers’ TDC to market practices for 2024, we analyzed and reported on each NEO’s actual TDC (current base salary and annual incentive bonus plus long-term incentive) compared to the peer groups’ 25th, 50th and 75th percentiles. Given the Executive Chairman’s unique role, his compensation was compared in part against both a proxy CEO and non-CEO NEO. Based on this comparison analysis, we determined that the TDC for Messrs. Willette, Sheriff, Luthiger, and Goranson and Ms. Wilson, based on the positions each held as of December 31, 2024, was competitive with our peers.

Elements of the Compensation Program

The significant elements of compensation awarded to the NEOs are base salary, cash bonuses and stock options. There is no policy or target regarding allocation between cash and noncash elements of the Company’s compensation program. The Compensation Committee reviews annually the total compensation package of each of the Company’s executives on an individual basis, against the backdrop of the compensation goals and objectives described above and makes recommendations to the Board concerning the individual components of their compensation.

Base Salary

As a general rule, the Company seeks to offer its NEOs a compensation package that is in line with the Company’s fiscal resources and competitive with other companies in the mineral exploration industry of a similar size at a similar stage of development, and as an immediate means of rewarding the NEOs for efforts expended on behalf of the Company. The initial base salary for our named executive officers is established in their employment agreements.

Salary levels are reviewed annually as part of our performance review process as well as upon a promotion or other material change in job responsibility. Merit-based increases to salaries of the executives, including our NEOs, are based on the Compensation Committee’s assessment of the individual’s performance.

In reviewing base salaries of our executives, the Compensation Committee primarily considers:

●	Scope and/or changes in individual responsibility;

●	Internal analysis of the executive’s compensation, both individually and relative to other officers; and

●	Individual performance of the executive.

The Compensation Committee reviews these criteria collectively but does not assign a weight to any criterion when setting base salaries. Each base salary adjustment is made by the Compensation Committee subjectively based upon the foregoing.

Our NEOs (other than Dr. Stover) are entitled to the following annual base salaries:

NEO Name	2023 Base Salary Rate ($) (Effective January 1, 2023)	2024 Base Salary Rate ($) (Effective January 1, 2024)	Percent Change (%)
ROBERT WILLETTE	—	250,000	—
SHONA WILSON	—	250,000	—
WILLIAM M. SHERIFF	300,000	300,000	—
W. PAUL GORANSON	350,000	350,000	—
PETER LUTHIGER	235,000	275,000	17%

In connection with his service as interim Chief Financial Officer, Dr. Stover received a one-time bonus payment of $15,000 in April 2024. In connection with his role as Chief Technical Officer (a non-executive role), Dr. Stover is paid as a consultant through Stover Alliance, LLC. The fees paid from January 1, 2023 through August 31, 2023 were $9,000 per month, and the fees from September 1, 2023 through August 10, 2024 (the date Dr. Stover resigned) was $12,500 per month. Following Dr. Stover’s resignation as Chief Technical Officer, he began receiving fees for his director service. See the “Summary Compensation Table” for more information.

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Cash Bonuses

Our NEOs are eligible for an annual cash bonus calculated as a percentage of base salary. Annual cash bonus amounts in 2024 were determined based upon the achievement of performance, strategic and individual metrics, as reflected by the Company’s KPI Scorecards below.

In addition, our Executive Chairman, former CEO, and former Chief Operating Officer were eligible to receive a bonus under a special long-term incentive bonus pool (“LTI Bonus Pool”) in 2024 up to the following amounts: $1,000,000 for Mr. Sheriff, $1,250,000 for Mr. Goranson, and $750,000 for Mr. Luthiger. In April 2024, strategic corporate KPIs were recommended by the Compensation Committee and approved by the Board for each participating executive’s LTI Bonus Pool. The KPIs relate to growing the Company’s scale and long-term economic performance and are intended to incentivize the long-term growth of the Company. The KPIs for the LTI Bonus Pools were not achieved and the LTI Bonus Pools did not have any payouts.

Under special circumstances, the Company will occasionally pay bonuses outside of its annual bonus program in connection with exceptional performance or to induce an executive to join the Company.

In 2024, Mr. Willette and Ms. Wilson each received special $20,000 one-time bonuses in recognition of extraordinary efforts. In addition, Ms. Wilson received a one-time relocation bonus of $10,000 in 2024 to induce her to join the Company and to assist with her relocation to the Company’s headquarters.

Targets for Annual Cash Bonus

Each NEO’s employment agreement provides for a cash bonus target opportunity expressed as a percentage of the NEO’s base salary. For 2024, the target opportunity for each NEO was: Messrs. Willette, Luthiger and Ms. Wilson: 50%; Mr. Sheriff: 75%; and Mr. Goranson: 60%. Dr. Stover was not eligible for an incentive cash bonus under his management services agreement.

2024 Performance Metrics for Annual Cash Bonus

Our Company’s KPI Scorecard helps translate our strategic priorities into operational terms that enable tracking and measurement of our progress and performance against goals measuring:

●	annual relative share price growth,

●	annual operations,

●	strategic initiatives,

●	health, safety and environment (“HSE”) initiatives and

●	individual contributions.

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Each of the KPI goals is tailored specifically to the Company and, as appropriate, to each of our NEOs. We believe by considering each executive’s function within our organization when we set our KPI goals, we create a clear link between the NEO’s performance and the pay they receive. Since there are different priorities for each of our NEOs, the weightings for each KPI by NEO varies, as reflected in the below table.

Goal Weighting by NEO
NEO	Corporate KPIs				Individual KPIs
	Annual Relative Share Price	Annual Operations	Strategic Initiatives	HSE Initiatives
ROBERT WILLETTE	20.0%	0.0%	30.0%	15.0%	35.0%
SHONA WILSON	5.0%	20.0%	25.0%	5.0%	45.0%
WILLIAM M. SHERIFF	28.3%	5.0%	33.3%	5.0%	28.3%
W. PAUL GORANSON	5.0%	20.0%	25.0%	20.0%	30.0%
PETER LUTHIGER	5.0%	20.0%	10.0%	35.0%	30.0%

The target, threshold, and maximum of each KPI goal is set in relation to the Board-approved budget and the expectations of management. Failure to achieve threshold performance on any of the metrics would result in forfeiture of the entire opportunity for that metric. The overall results of the Company KPI Scorecard are calibrated so individuals may receive between 50% and 150% of their target award opportunity established for the annual performance period. Following the end of the calendar year, the Compensation Committee reviews Company and individual achievement against the Company’s KPI Scorecard and determines the extent to which the bonus amount has been achieved by each executive. The Compensation Committee may recommend performance achievement in an amount above or below the amount resulting from the calculation described above, based on other factors—for example, based on events or circumstances that arise after the original goals are set.

The 2024 Corporate KPI Scorecard results are summarized below.

KPI	Threshold (50%)	Target (100%)	Maximum (150%)	Actual Performance	Percentage Earned

Annual Relative Share Price(1)	25th to 50th Percentile	50th to 75th Percentile	75th Percentile or higher	50th Percentile	100%

Annual Operations

Uranium Delivered + Revenue(2)	● Deliver 600,000 pounds of U3O8 (using 33.3% extracted & 66.7% purchased or borrowed) and ● Revenues less than $48M.	● Deliver 720,000 pounds of U3O8 (using 44% extracted & 66% purchased or borrowed) and ● Revenues between $48M and $59.5M.	● Deliver 720,000 pounds of U3O8 (using 44% extracted & 66% purchased or borrowed) plus additional uranium sales into spot or optional contracts or ● Revenues over $59.5M.	Below threshold.	0%

Actual Expenditures(3)	Between 105% and 115% of the approved budget.	Between 95% and 105% of the approved budget.	Less than 95% of the approved budget.	68.5%	100%

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KPI	Threshold (50%)	Target (100%)	Maximum (150%)	Actual Performance	Percentage Earned

Strategic Initiatives(4)	● Completion of the Boss joint venture (as described in the Company’s annual report on Form 10-K) (the “Boss Energy JV goal”).			Met at maximum.	150%

	● Completion of M&A and divestiture activities.			Below threshold.	0%

	● Talent engagement and retention.			Met at threshold.	50%

HSE Initiatives(5)	● Execution of actions to reduce certain processing plant reclamation liability and associated bonding level.			Met at threshold.	50%

	● Performance relating to Corporate Health, Safety, Environment and Sustainability.			Met at maximum.	150%

	● Workplace safety and training.			Below threshold.	0%
(1)

Annual Relative Share Price is defined as the 12-month relative share price performance as compared to the seven publicly traded uranium companies with comparable market caps (UUUU, URG, UEC, DML, PENMF, ISO and PUR) and one exchange traded fund (ETF uranium miners index).

(2)

The Uranium Delivered and Revenue goal was designed to assure revenue to the Company as a result of meeting all of the uranium deliveries in the 2024 schedule and meeting revenue targets projected in the 2024 annual budget. Uranium Delivered is measured as the volume of uranium actually delivered to our customers. Messrs. Willette and Sheriff were not subject to this goal.

(3)

The Actual Expenditures goal was designed to assure active oversight of expenditures relating to operations within a targeted range in the 2024 annual budget. Performance was achieved at maximum, but the Company exercised negative discretion to pay the goal only at 100% since the achievement was due, in part, to the Company not achieving other milestones. Mr. Willette was not subject to this goal.

(4)	Strategic Initiatives include sub-KPIs that must be accomplished to achieve the goal at threshold, target or maximum. Mr. Sheriff was not subject to the Boss Energy JV goal.
(5)

HSE Initiatives include sub-KPIs that must be accomplished to achieve the goal at threshold, target or maximum. Ms. Wilson and Mr. Sheriff were not subject to the processing plant reclamation goal. Only Messrs. Luthiger and Goranson were subject to the Corporate Health, Safety, Environment and Sustainability goal.

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The 2024 Individual KPI Scorecard results are summarized below.

NEO	Individual KPIs	Percentage Earned

ROBERT WILLETTE	● Achieved strong legal compliance record for 2024. ● No litigation losses. ● Initiated the process to establish a credit rating with Moody’s.	107% of target.

SHONA WILSON

●  Ensured implementation of Sarbanes-Oxley Act compliance requirements.

●  Enhanced process efficiencies for SEC reporting.

●  Enhanced internal controls and processes in finance, tax, and risk management departments.

134% of target.

WILLIAM M. SHERIFF	● Increased meetings with institutional and high net worth shareholders.	100% of target.

W. PAUL GORANSON

●  Started production and achieved certain production levels at the Alta Mesa site.

●  Finalized certain technical reports and advanced certain exploration efforts.

●  Increased the number of contracted and operating rigs.

67% of target.

PETER LUTHIGER	● Started production and achieved certain production levels at the Alta Mesa site. ● Obtained certain permits and licensures for the Upper Spring Creek site.	83% of target.

2024 Earned Annual Cash Bonus

For 2024, the annual cash bonuses for each NEO were earned as follows:

NEO	Base Salary	Bonus Target	Bonus Percentage Earned	Bonus Earned

ROBERT WILLETTE	$250,000	50%	91.25%	$114,063

SHONA WILSON	$250,000	50%	110%	$137,500

WILLIAM M. SHERIFF(1)	$300,000	75%	64.16%	$144,360

W. PAUL GORANSON(2)	$350,000	60%	67.5%	N/A

PETER LUTHIGER	$275,000	50%	70%	$96,250
(1)	Based on the performance achievements of each KPI, Mr. Sheriff earned a bonus percentage of 62.91%. The Compensation Committee exercised discretion to award a total bonus of 64.16%.
(2)	Mr. Goranson forfeited his bonus since he was not in service on the date of payment.

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Equity Participation

The Company believes that encouraging its executives and employees to become shareholders is the best way of aligning their interests with those of its shareholders. Equity participation is accomplished through the Company’s 2021 Stock Option Plan (which is now frozen to new awards) and the Company’s 2024 Long Term Incentive Plan. Stock options are granted to executive officers considering a number of factors, including the amount and term of options previously granted, base salary and bonuses and the Company’s goals.

As an early-stage company, the Company historically chose to grant only stock options. We chose to grant options rather than other forms of equity because options do not provide value to the recipient (and do not dilute existing shareholders) unless the stock price increases after the grant. Additional information about the stock options granted in 2024 can be found under “Summary Compensation Table” and “Grants of Plan-Based Awards” below. Based on the review of market practices as part of the executive compensation program review with our compensation consultant, we are reevaluating the equity awards to be utilized going forward.

Benefits and Perquisites

The Company provides our NEOs with health and welfare benefits and limited perquisites that we believe to be reasonable and competitive with those offered by comparable companies to their executives. We believe these benefits further our objective of attracting, motivating, and retaining key executive talent and assist executive officers in working more effectively and dedicating the appropriate amount of time and attention to business initiatives. Our named executive officers pay the personal income taxes attributable to the taxable perquisites we provide.

Supplemental Health Insurance: The Company provides its executives with a supplemental health insurance plan designed to provide comprehensive coverage beyond the benefits of our primary health plan, up to a maximum family coverage reimbursement of $100,000 annually.

Relocation Expenses: Pursuant to her employment agreement, Ms. Wilson received relocation expenses in 2024 for six months of lodging in a total amount of $15,000, which would have been required to be repaid if she was terminated for cause or voluntarily resigned within the first 12 months of employment.

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Employment Agreements

The Company has employment agreements in place with each of its NEOs that are serving as executive officers as of the date of this proxy statement. Below is a summary of the material terms of the employment agreements, except for the severance and change in control provisions which are summarized under the “Potential Payments in Connection with a Termination or Change in Control” section below. The below summary is qualified in all respects by reference to the underlying employment agreement.

Robert Willette

Pursuant to Mr. Willette’s January 30, 2024 employment agreement with enCore, Mr. Willette serves as Chief Legal Officer of the Company. The initial term of the agreement is two years, with automatic one-year renewals thereafter unless either party provides notice of nonrenewal or otherwise terminates the agreement. Mr. Willette is entitled to receive (i) a base salary of $250,000, (ii) an annual bonus target opportunity of 50% of his then-current base salary and (iii) a sign-on grant of 125,000 options, vesting in four 6-month installments. The agreement also provides that Mr. Willette is subject to certain restrictive covenants, including 5-year post-termination confidentiality provision and a 12-month post-termination non-competition and non-solicitation provisions.

Shona Wilson

Pursuant to Ms. Wilson’s February 14, 2024 employment agreement with enCore, Ms. Wilson serves as Chief Financial Officer of the Company. The initial term of the agreement is two years, with automatic one-year renewals thereafter unless either party provides notice of nonrenewal or otherwise terminates the agreement. Ms. Wilson is entitled to receive (i) a base salary of $250,000, (ii) an annual bonus target opportunity of 50% of her then-current base salary, (iii) a sign-on grant of 125,000 options, vesting in four 6-month installments and (iv) a relocation bonus of $10,000 and relocation expenses for six months of lodging totaling $15,000. The agreement also provides that Ms. Wilson is subject to the same restrictive covenants as described above for Mr. Willette.

William M. Sheriff

Pursuant to Mr. Sheriff’s April 1, 2023 employment agreement with enCore, Mr. Sheriff serves as Executive Chairman of the Company. The initial term of the agreement is two years, with automatic one-year renewals thereafter unless either party provides notice of nonrenewal or otherwise terminates the agreement. Mr. Sheriff is entitled to receive (i) a base salary of $300,000, (ii) an annual bonus target opportunity of 75% of his then-current base salary and (iii) eligibility to be considered for special bonuses for exceptional achievement as determined by the Compensation Committee. The agreement also provides that Mr. Sheriff is subject to the same restrictive covenants as described above for Mr. Willette.

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Other Considerations
Compensation and Risk Management
With the support of management and the compensation consultant, the Compensation Committee evaluates the Company’s overall risk profile relative to the incentive components of compensation. The use of long-term incentive awards as a significant portion of total direct compensation is structured to ensure management is focused on the long term and not incentivized to take excessive risk. Risk management is considered when implementing our compensation program, and the Company does not believe that our compensation program results in unnecessary or inappropriate risk-taking including risks that are likely to have a material adverse effect on the Company.
Tax and Accounting Implications
The Compensation Committee considers certain tax implications when designing the Company’s executive compensation programs, including the deductibility of compensation paid to our NEOs. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally limits the deductibility of compensation paid to certain executive officers of publicly held co mp
anies in excess of $1 million during a year. The Compensation Committee also considers the accounting treatment of the cash and equity awards it grants. The Compensation Committee believes that tax deductibility and accounting treatment are each one of several considerations in setting compensation.
Hedging and Pledging Disclosure
The Company’s Insider Trading Policy prohibits directors and officers designated as “officers” for purposes of Section 16 under the Securities Exchange Act of 1934, as amended from (i) entering into hedging or monetization transactions involving our Company stock and (ii) holding our Company stock in a margin account or pledging our Company stock as collateral for a loan.
Policies and Practices Related to the Grant of Certain Equity Awards
We do not time the grant of equity awards in coordination with the release of material non-public
information, and the release of material
non-public
information is not timed on the basis of option or other equity grant dates. Our equity awards are granted under a shareholder-approved plan and stock options are granted at an exercise price at or above the closing market price of the Company’s common stock on the date of grant. Equity awards are generally approved on the dates of our regularly scheduled Compensation Committee meetings and are effective as of such dates or specified prospective dates. Outside of the annual grant cycle, we may make equity award grants in connection with a new hire package, retention grant or severance package.
Clawback Policy
The Company maintains a clawback policy as required by Nasdaq listing standards and pursuant to Rule
10D-1
of the Exchange Act. The policy provides that following an accounting restatement, the Compensation Committee must assess whether any incentive amounts paid to current and former executive officers were in excess of what should have been paid based on the restated financials, and thus should be subject to recovery. The policy has a
3-year
look-back and applies to both current and former executives, regardless of such executive’s fault, misconduct or involvement in causing the restatement. Our equity award agreements contain provisions applying the clawback policy to equity grants.

Proxy Statement Summary	Proposals 1-4	Corporate Governance	Compensation Discussion & Analysis	Executive Compensation	Governance Matters	Audit Committee Report	Other Matters

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Compensation Committee Report

Our Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Exchange Act with management.

Based on such review and discussions, our Compensation Committee recommended to our Board that the “Compensation Discussion and Analysis” be included in this proxy statement.

Members of the Compensation Committee

Mark S. Pelizza (Chair)	Stacy Nieuwoudt	William B. Harris

The Compensation Committee has furnished the following report. The information contained in this “Compensation Committee Report” is not to be deemed “soliciting material” or “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933 or the Exchange Act except to the extent that we specifically incorporate it by reference into such filings.

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Executive Compensation

Summary Compensation Table

The following table sets forth all direct and indirect compensation for, or in connection with, services provided to the Company and its subsidiaries for the financial years ended December 31, 2024, 2023 and 2022 in respect of the NEOs of the Company. Amounts reported for 2023 and 2022 have been updated from what was previously reported in the Company’s 2023 information circular in order to comply with SEC rules and since the Company is no longer a foreign private issuer.

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Option- based awards ($)(2)	Non-equity incentive plan compensation ($)(3)	All other compensation ($)(4)		Total compensation ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)

ROBERT WILLETTE(5) Acting CEO and Chief Legal Officer	2024	250,000	20,000	277,990	114,063	27,294		689,347

SHONA WILSON(6) CFO	2024	250,000	30,000	268,434	137,500	39,582		725,516

WILLIAM M. SHERIFF Executive Chairman and Director	2024	300,000	2,820	614,358	141,540	13,116		1,071,834
	2023	300,000	—	385,724	200,000	30,945		916,669
	2022	219,231	—	1,933,646	200,000	21,917		2,374,794

W. PAUL GORANSON(7) Former CEO and Director	2024	350,000	—	708,875	—	22,116		1,080,991
	2023	350,000	—	440,828	1,100,000	39,380		1,930,208
	2022	270,000	—	2,285,218	100,000	20,525		2,675,743

PETER LUTHIGER Former Chief Operating Officer	2024	275,000	—	189,033	96,250	28,044		588,327
	2023	235,000	—	110,207	50,000	50,121		445,328
	2022	151,452	—	469,901	35,000	66,385		722,738

DENNIS E. STOVER(8) Former Interim CFO	2024	—	15,000	283,550	—	100,516	(9)	399,066
	2023	—	—	192,862	—	143,500	(10)	342,362
	2022	—	—	1,318,395	—	108,000		1,426,395
(1)

Amounts reported in this column for 2024 reflect a special one-time bonus of $20,000 paid to Mr. Willette and Ms. Wilson in recognition of extraordinary efforts, a one-time relocation bonus paid to Ms. Wilson in connection with her relocation at the time of hiring, the discretionary portion of Mr. Sheriff’s annual bonus and a one-time bonus paid to Dr. Stover for his role as interim Chief Financial Officer.

(2)

The amounts reported in this column for 2024 represent the grant date fair value of stock options under the 2021 Stock Option Plan granted in the year determined in accordance with ASC Topic 718. There can be no assurance that these values will ever be realized. See Note 15, “Share-based Compensation and Warrants,” to the consolidated financial statements included in our 2025 Annual Report on Form 10-K for the assumptions made in determining these values. The grant date fair values in this column have been reported in USD$ using a conversion rate of CAD$1.4389 to USD$1 as reported by the Bank of Canada on December 31, 2024.

(3)

The amounts in this column reflect the annual cash bonus earned under the Company’s bonus program for 2024. See “Compensation Discussion and Analysis-Elements of Compensation Program-Cash Bonus” above for a description of this program.

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(4)

The amounts shown in the “All Other Compensation” column for 2024 include the amounts detailed in the table below. See “Compensation Discussion and Analysis-Components of Benefits and Perquisites Program” for a description of the benefits discussed in the table below.

2024 All Other Compensation Table

Name	Supplemental Health Insurance ($)	Vehicle Allowance ($)	Relocation Expenses ($)

Robert Willette	19,044	8,250	—

Shona Wilson	16,332	8,250	15,000

William M. Sheriff	13,116	—	—

W. Paul Goranson	13,116	9,000	—

Peter Luthiger	19,044	9,000	—
(5)

Mr. Willette was appointed as the Company’s Chief Legal Officer on February 1, 2024. Mr. Willette was appointed as acting Chief Executive Officer, in addition to his role as Chief Legal Officer, effective March 2, 2025, and will serve until the Company is able to find a replacement for Mr. Goranson, who ceased serving as Chief Executive Officer of the Company on March 2, 2025.

(6)	Ms. Wilson was appointed as the Company’s Chief Financial Officer on February 14, 2024.
(7)	Mr. Goranson ceased serving as Chief Executive Officer and Director of the Company on March 2, 2025.
(8)	Dr. Stover was appointed as the Company’s interim CFO on December 23, 2023 until February 14, 2024. All of Dr. Stover’s bonus and consulting compensation is paid through Stover Alliance, LLC.
(9)	Dr. Stover received $87,500 in consulting fees for his roles as Chief Technical Officer and $13,016 in fees for his role as a director of the Company in 2024.
(10)	Dr. Stover received $143,500 in consulting fees for his role as Chief Technical Officer in 2023.

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Grants of Plan-Based Awards

The following table discloses the grants of plan-based awards made to our NEOs in the financial year ended December 31, 2024.

				Estimated Future Payouts Under Non- Equity Incentive Plan Awards			All Other Option Awards: Number of securities underlying	Exercise or Base Price of Option(1)	Grant Date Fair Value of Stock and Option
Name	Grant Type	Grant Date	Board Approval Date	Threshold ($)	Target ($)	Maximum ($)	Options (#)	Awards ($/Sh)	Awards ($)(2)

ROBERT WILLETTE	Annual Bonus			62,500	125,000	187,500

	Stock Option	1/30/2024	1/30/2024				125,000	4.34	277,990

SHONA WILSON	Annual Bonus			62,500	125,000	187,500

	Stock Option	2/14/2024	2/5/2024				125,000	4.16	268,434

WILLIAM M. SHERIFF	Annual Incentive			112,500	225,000	337,500

	LTI Bonus Pool(2)				1,000,000

	Stock Option	6/13/2024	5/28/2024				325,000	3.93	614,358

W. PAUL GORANSON	Annual Incentive			105,000	210,000	315,000

	LTI Bonus Pool(2)				1,250,000

	Stock Option	6/13/2024	5/28/2024				375,000	3.93	708,875

PETER LUTHIGER	Annual Incentive			68,750	137,500	206,250

	LTI Bonus Pool(2)				750,000

	Stock Option	6/13/2024	5/28/2024				100,000	3.93	189,033

DENNIS E. STOVER	Stock Option	6/13/2024	5/28/2024				150,000	3.93	283,550
(1)	Exercise prices reported in USD$ using a conversion rate of CAD$1.4389 to USD$1 as reported by the Bank of Canada on December 31, 2024.
(2)	These amounts represent the total payout possible under the LTI Bonus Pool.

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Narrative Discussion of Summary Compensation Table and Grants of Plan-Based Awards Table

Our NEOs’ stock options were all granted pursuant to the 2021 Stock Option Plan. In general, the stock options vest in ratable 6-month installments over a period of two years from the date of grant, generally subject to continued service with the Company through each applicable vesting date. For a description of the effect of a termination of employment or change of control on the vesting or exercisability of the NEOs’ stock options, please see “Potential Payments Upon Termination or Change in Control.” Future stock option and other share-based awards will be granted pursuant to the 2024 Long Term Incentive Plan.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information as of December 31, 2024 about each NEO’s then-outstanding equity awards.

			Option Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)(1)	Option expiration date

ROBERT WILLETTE	1/30/2024	31,250	93,750	(2)	4.34	Jan. 30, 2029

SHONA WILSON	2/14/2024	31,250	93,750	(3)	4.16	Feb. 14, 2029

WILLIAM M. SHERIFF	2/14/2022	366,667	—		2.92	Feb. 14, 2027

	5/17/2023	262,500	87,500	(4)	1.94	May 17, 2028

	6/13/2024	81,250	243,750	(5)	3.93	June 13, 2029

W. PAUL GORANSON	9/10/2020	475,000	—		0.94	Sept. 10, 2025

	2/14/2022	433,333	—		2.92	Feb. 14, 2027

	5/17/2023	300,000	100,000	(4)	1.94	May 17, 2028

	6/13/2024	93,750	281,250	(5)	3.93	June 13, 2029

PETER LUTHIGER	5/2/2022	83,333	—		3.00	May 2, 2027

	5/17/2023	62,420	25,000	(4)	1.94	May 17, 2028

	6/13/2024	25,000	75,000	(5)	3.93	June 13, 2029

DENNIS E. STOVER	2/14/2022	250,000	—		2.92	Feb. 14, 2027

	5/17/2023	131,250	43,750	(4)	1.94	May 17, 2028

	6/13/2024	37,500	112,500	(5)	3.93	June 13, 2029
(1)	Exercise prices reported in USD$ using a conversion rate of CAD$1.4389 to USD$1 as reported by the Bank of Canada on December 31, 2024.
(2)	Stock option award vesting in four equal six-month installments beginning on July 30, 2024.
(3)	Stock option award vesting in four equal six-month installments beginning on August 14, 2024.
(4)	Stock option award vesting in four equal six-month installments beginning on November 17, 2023.
(5)	Stock option award vesting in four equal six-month installments beginning on December 13, 2024.

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Option Exercises and Stock Vested

The following table sets forth details of the value vested or earned during the most recently completed financial year (ended December 31, 2024) for each incentive plan award to NEOs.

Name	Option awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)

Robert Willette	—	—

Shona Wilson	—	—

William M. Sheriff	433,333	1,791,639

W. Paul Goranson	50,000	151,505

Peter Luthiger	12,580	20,895

Dennis E. Stover	433,000	1,624,790
(1)

Calculated as the number of options exercised during the year multiplied by the difference between the market price on the vesting date and the related exercise price. The totals received were converted to USD$ using a conversion rate of CAD$1.4389 to USD$1 as reported by the Bank of Canada on December 31, 2024.

Potential Payments Upon Termination or Change in Control

The tables below show estimates of the compensation payable to each of our NEOs upon their termination of employment with the Company, calculated as if the executive had terminated employment effective December 31, 2024. The actual amounts due to any one of the NEOs upon termination of employment can only be determined at the time of the termination. There can be no assurance that a termination or change in control would produce the same or similar results as those described below if it occurs on any other date or at any other stock price, or if any assumption is not, in fact, correct. Dr. Stover was ineligible for any potential payments upon a termination or change in control.

Named Executive Officer and Triggering Event	Cash Severance ($)	Accelerated Vesting of Stock Options ($)		COBRA Premiums ($)	Total Payments ($)

Robert Willette

Termination without Cause	750,000	—		87,402	837,402

Termination for Cause/Resignation for Any Reason	—	—		—	—

Termination due to Non-Renewal of Employment Agreement	375,000	—		43,701	418,701

Death/Disability	375,000	—		43,701	418,701

Change in Control	—	—		—	—

Termination without Cause in connection with a Change in Control	750,000	—	(1)	87,402	837,402

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Named Executive Officer and Triggering Event	Cash Severance ($)	Accelerated Vesting of Stock Options ($)		COBRA Premiums ($)	Total Payments ($)

Shona Wilson

Termination without Cause	750,000	—		87,402	837,402

Termination for Cause/Resignation for Any Reason	—	—		—	—

Termination due to Non-Renewal of Employment Agreement	750,000	—		43,701	793,701

Death/Disability	750,000	—		87,402	837,402

Change in Control	—	—		—	—

Termination without Cause in connection with a Change in Control	750,000	—	(2)	87,402	837,402

William M. Sheriff

Termination without Cause	1,050,000	—		87,402	1,137,402

Termination for Cause/Resignation for Any Reason	—	—		—	—

Termination due to Non-Renewal of Employment Agreement	1,050,000	—		87,402	1,137,402

Death/Disability	1,050,000	—		87,402	837,402

Change in Control	—	—		—	—

Termination without Cause in connection with a Change in Control	1,050,000	125,269	(3)	87,402	1,262,671

W. Paul Goranson

Termination without Cause	1,120,000	—		87,402	1,207,402

Termination for Cause/Resignation for Any Reason	—	—		—	—

Termination due to Non-Renewal of Employment Agreement	1,120,000	—		43,701	1,163,701

Death/Disability	1,120,000	—		87,402	1,207,402

Change in Control	—	—		—	—

Termination without Cause in connection with a Change in Control	1,120,000	143,165	(4)	87,402	1,350,567

Peter Luthiger

Termination without Cause	825,000	—		87,402	912,402

Termination for Cause/Resignation for Any Reason	—	—		—	—

Termination due to Non-Renewal of Employment Agreement	825,000	—		43,701	825,000

Death/Disability	825,000	—		87,402	912,402

Change in Control	—	—		—	—

Termination without Cause in connection with a Change in Control	825,000	35,791	(5)	87,402	948,193
(1)

Mr. Willette held 93,750 stock options which had no value as of December 31, 2024 and for which he would have been entitled to accelerated vesting upon a termination without cause in connection with a change in control that occurred on December 31, 2024.

(2)

Ms. Wilson held 93,750 stock options which had no value as of December 31, 2024 and for which she would have been entitled to accelerated vesting upon a termination without cause in connection with a change in control that occurred on December 31, 2024.

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(3)

Mr. Sheriff held 243,750 stock options which had no value as of December 31, 2024 and for which he would have been entitled to accelerated vesting upon a termination without cause in connection with a change in control that occurred on December 31, 2024.

(4)

Mr. Goranson held 281,250 stock options which had no value as of December 31, 2024 and for which he would have been entitled to accelerated vesting upon a termination without cause in connection with a change in control that occurred on December 31, 2024.

(5)

Mr. Luthiger held 75,000 stock options which had no value as of December 31, 2024 and for which he would have been entitled to accelerated vesting upon a termination without cause in connection with a change in control that occurred on December 31, 2024.

Narrative to Potential Payments upon Termination or Change in Control Table

Termination and change in control payments are generally provided for each NEO in their employment agreements. None of the NEOs are entitled to any termination payments, other than legally required accrued benefits, upon an involuntary termination for “just cause” (as defined under each NEO’s employment agreement) or a voluntary termination. Except as otherwise noted below, all unvested options granted under the 2021 Stock Option Plan immediately forfeit in connection with an NEO’s termination of employment, death or disability. Further, under the 2021 Stock Option Plan, vested options will generally continue to be exercisable following a termination until the earlier of 90 days following the NEO’s termination or the award’s original expiration date, except in the case of a termination for “just cause,” where the vested options will immediately cease being exercisable. Additionally, the employment agreements do not contain a provision that would reimburse an executive for any excise taxes the executive becomes subject to under Section 4999 of the Code upon a change in control. Instead, these documents each contain a provision that reduces their change in control benefits below the level at which an excise tax is triggered, but only if the reduction results in greater after-tax proceeds to the executive.

Below is a summary of payments our NEOs are entitled to receive in connection with a termination or change in control. Dr. Stover was not entitled to any termination or change in control payments on December 31, 2024, while Messrs. Goranson and Luthiger were eligible for the below payments as of December 31, 2024 but not as of the date of this proxy statement.

Termination by the Company without Just Cause or in connection with a Change in Control

The NEOs are entitled to the following severance benefits in connection with a termination without “just cause” by the Company or a termination in connection with a change in control by the Company or its successor: (i) a lump sum equal to two times the employee’s then-current base salary and target annual bonus and (ii) COBRA premiums (or a payment of equal value) for the earlier of 24 months or the date the NEO becomes eligible for coverage under a new employer’s plan. In addition, solely with respect to a termination of an NEO’s employment in connection with a change in control by the Company or its successor, all of the NEO’s unvested stock options will immediately vest and be exercisable until the earlier of 90 days following the termination or the award’s original expiration date.

Termination due to Non-Renewal of the NEO’s Employment Agreement

Mr. Willette is entitled to the following severance benefits in connection with a non-renewal of his employment agreement: (i) a lump sum equal to the employee’s then-current base salary and target annual bonus and (ii) COBRA premiums (or a payment of equal value) for the earlier of 12 months or the date the NEO becomes eligible for coverage under a new employer’s plan. All other NEOs except for Mr. Willette are entitled to receive the same severance benefits they would receive for a termination without “just cause.”

Termination due to Death or Disability

Mr. Willette is entitled to receive the same severance benefits he would receive for a termination due to non-renewal of his employment agreement, while all other NEOs except for Mr. Willette are entitled to receive the same severance benefits they would receive for a termination without “just cause” in connection with a termination due to the NEO’s death or disability. Under the 2021 Stock Option Plan, vested options remain exercisable by an NEO’s estate until the earlier of 12 months following an NEO’s death or the award’s original expiration date.

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CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2012, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of the Company’s employees and the total compensation of W. Paul Goranson, the Company’s CEO, for 2024:

Median Employee total annual compensation	$54,966

Total Compensation of our CEO	$1,080,991

Ratio of CEO to Median Employee compensation	20 to 1

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

●

We determined that, as of December 31, 2024, our employee population consisted of 131 individuals. This population consisted of our full-time, part-time, and temporary employees. We selected December 31, 2024, as our identification date for determining our median employee because it enabled us to make such identification in a reasonably efficient and economic manner.

●	We used a consistently applied compensation measure to identify our median employee by comparing the amount of wages reported in Box 1 of Internal Revenue Service Form W-2 for 2024.

●

We identified our median employee by consistently applying this compensation measure to all our employees included in our analysis. We did not make any cost-of-living adjustments in identifying the median employee.

●

After we identified our median employee, we combined all of the elements of such employee’s compensation for the 2024 year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $54,965.72.

●	With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column (column (j)) of our 2024 Summary Compensation Table included in this proxy statement.

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Pay Versus Performance
The following table sets forth (i) the total and average total compensation set forth in the Summary Compensation Table (“SCT”) for the former CEO and the other NEOs as a group, respectively; (ii) the total and average total compensation actually paid (“CAP”) for the former CEO and the other NEOs as a group, respectively; (iii) the Company’s cumulative TSR (“Cumulative TSR”) and the cumulative TSR (“Peer Group Cumulative TSR”) of our Item 402(v) peer group (“PVP Peer Group”); and (iv) Net Income, for the previous two years. The Compensation Committee does not use CAP as a basis for making compensation decisions. Further, the Company does not use financial performance measures to link compensation actually paid to the NEOs to Company performance. For this reason, we have omitted disclosure related to a “Company-Selected Measure.”

					Value of initial fixed $100 investment based on:

Year (1)	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($) (2)	Average summary compensation table total for non-PEO NEOs ($) (3)	Average compensation actually paid to non-PEO NEOs ($) (2)	Total Shareholder Return ($) (4)	Peer Group Total Shareholder Return ($) (4)	Net Income ($)

2024	1,080,991	934,975	694,818	625,421	123	132	(67,993)

2023	1,930,208	2,534,761	340,872	531,959	143	142	(25,611)
(1)	Mr. Goranson was PEO for 2023 and 2024. Messrs. Sherriff and Luthiger and Dr. Stover were non-PEO NEOs since 2023. Mr. Willette and Ms. Wilson were non-PEO NEOs for 2024.
(2)
Represents CAP for our PEO and Average CAP for our
non-PEO
NEOs as a group, as determined in accordance with Item 402(v) and does not reflect the compensation ultimately earned or realized by our PEO or non-PEO
NEOs.

(3)	Reflects the average SCT and CAP “Total Compensation” of each of the non-PEO NEOs (determined as set forth below).
(4)
Pursuant to SEC rules, the Total Shareholder Return (“TSR”) figure assumes a fixed investment of $100 on January 20, 2023 (our first trading day on the Nasdaq). The TSR is cumulative total shareholder returns for enCore, and the comparison assumes all dividends have been reinvested (if any). The returns of each company in the peer group have been weighted to reflect their market capitalization. The peer group includes Boss, Centrus Energy Corp., Denison Mines Corp., Energy Fuels, Inc., IsoEnergy, Ltd., Paladin Energy Limited, Peninsula Energy Limited, Uranium Energy Corp. and Ur-Energy Inc.

Reconciliations of SCT Total Compensation to CAP Total Compensation for our PEO and Average SCT Total Compensation to Average CAP Total Compensation for our
non-PEO
NEOs is shown below.
Adjustments to Determine CAP for PEO

Covered Fiscal Year (i)	2024 ($)	2023 ($)

SCT Total for PEO	1,080,991	1,930,208

Equity Adjustments (ii)

Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	(708,875)	(440,828)

Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	391,274	726,774

Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	117,213	246,191

Add the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	(36,843)	90,531

Add the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during covered fiscal year	91,216	(18,115)

Total Adjustments	(146,015)	604,553

CAP Total for PEO	934,975	2,534,761

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Adjustments to Determine Average CAP for
Non-PEO
Named Executive Officers as a Group

Covered Fiscal Year (i)	2024 ($)	2023 ($)

Average SCT Total for Non-PEO NEOs	694,818	340,872

Equity Adjustments (ii)

Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	(326,673)	(137,759)

Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	169,318	227,117

Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	52,929	76,935

Add the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	(11,514)	29,199

Add the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during covered fiscal year	46,542	(4,404)

Total Adjustments	(69,397)	191,087

CAP Total for Non-PEO NEOs	625,421	531,959
(i)
For all years, (a) there was no pension value attributable to “service cost” or “prior service cost”, (b) no awards granted during a year were also forfeited during the same year, (c) no awards were modified creating any incremental fair value expense and (d) no dividends or earnings were paid on any equity awards.

(ii)
The fair value or incremental fair value of all incentive equity awards is determined in accordance with ASC 718, “Compensation – Stock Compensation,” generally using the same methodology and assumptions the Company uses for financial reporting purposes when determining the grant date fair value of our equity awards reflected in the Summary Compensation Table; provided, in order to properly value option awards using the Black-Scholes model we use for the grant date fair value, we made appropriate adjustments to the grant date assumptions to reflect changes in the model’s inputs as of each measurement date.

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Narrative to the 2024 Pay Versus Performance Table
As noted above, we are required to provide the above tabular and below narrative disclosures in order to comply with Item 402(v).
Relationship between CAP, the Company’s Cumulative TSR and its Peer Group’s Cumulative TSR
The following graphic depicts the relationship of the CAP received by our PEO and other NEOs in 2023 and 2024 to the Company’s cumulative TSR and its Peer Group’s cumulative TSR.

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Relationship between CAP and Company Net Income over FY 2023 to 2024
The following graphic depicts the relationship of the CAP received by our PEO and other NEOs in 2023 and 2024 to the Company’s Net Income.

All information provided above under the “Pay Versus Performance Disclosure” heading will not be deemed to be incorporated by reference into
any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any genera
l incorporation
language in any such filing, except to the extent the Company specifically incorporates such information by reference.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides certain information as of the end of our most recently completed fiscal year with respect to compensation plans (including any individual compensation arrangements, of which there are none) under which our equity securities are authorized for issuance, aggregated as follows:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities issuable upon exercise of outstanding options, warrants and rights)

Equity compensation plans approved by securityholders

2021 Stock Option Plan	8,649,726 Common Shares	$2.77	0 Common Shares

2024 Long Term Incentive Plan	225,000 Common Shares	$3.90	18,248,041 Common Shares

Equity compensation plans not approved by security holders

None	—	—	—

Total	8,874,726 Common Shares	$3.90	18,248,041 Common Shares
(1)	Consists of stock options outstanding under the 2021 Stock Option Plan and the 2024 Long Term Incentive Plan.
(2)	The amounts in this column have been reported in USD$ using a conversion rate of CAD$1.4389 to USD$1.00 as reported by the Bank of Canada on December 31, 2024.

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Certain Relationships and Related Party Transactions

The following is a summary of transactions that occurred on or were in effect after January 1, 2024 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest.

Consulting Fees

During the year ended December 31, 2024, the Company incurred communications & community engagement consulting fees of $257,000 according to a contract with 5 Spot Corporation, a company owned and operated by the spouse of the Company’s Executive Chairman.

Note Payable

The Company entered into a loan agreement with Boss on December 5, 2023 to borrow up to 200,000 pounds of uranium from Boss. The loan bears interest of 9% and is repayable in 12 months in cash or uranium at the election of Boss. Boss is considered a related party given its minority ownership of the joint venture related to the Alta Mesa Uranium Project. On February 27, 2025, the Company entered into an Amendment No. 2 to the Uranium Loan Agreement to revise the schedule of repayment and update redelivery and repayment methods, extending the due day of the final repayment to no later than June 27, 2025.

Interest of Informed Persons in Material Transactions

On March 17, 2025, the Company and NM Energy Holding Canada Corp. (“NM Energy Canada”) entered into a share purchase agreement (the “Purchase Agreement”) with Verdera Energy Corp. (“Verdera”), pursuant to which the Company sold and Verdera purchased (the “Sale”) all of the outstanding equity of NM Energy Canada, a subsidiary of the Company holding the Crownpoint, Hosta Butte, Norse Rock, West Largo and Ambrosia Lake – Treeline uranium projects in New Mexico. The Company completed the Sale on April 9, 2025. The spouse of the Company’s Chairman serves as a member of the board of directors of Verdera and certain directors and officers of the Company own common shares of Verdera. The Audit Committee consisting solely of disinterested directors oversaw the negotiation of the terms of the Sale on behalf of the Company. Fort Capital Partners acted as financial advisor to the Audit Committee and provided the Audit Committee an opinion as to the fairness, from a financial point of view, to the Company of the consideration received in the Sale pursuant to the Purchase Agreement. The Purchase Agreement was unanimously approved by the Board upon recommendation by the Audit Committee.

Related Party Transaction Policy

The Board has adopted a written Related Party Transaction Policy for the review, approval or ratification of any related person transaction. This policy provides that all related party transactions must be reviewed and approved by the disinterested members of the Audit Committee. The term “related party transaction” refers to any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships with the Company in which any Related Party (as defined below) has a direct or indirect material interest, other than: (a) transactions involving compensation of executive officers and directors duly authorized by the Board or an authorized Board committee; and (b) transactions in which the Related Party’s only relationship is as an employee, beneficial owner of less than 10% of such company’s outstanding equity or a limited partner if the aggregate amount involved does not exceed the greater of $1 million or 2% of such company’s total annual revenues, whichever is less.

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For the purposes of our Related Party Transaction Policy, “Related Parties” include:

●	directors (and nominees for director) and executive officers of the Company;

●

immediate family members of such directors, nominees for director and executive officers, including an individual’s spouse, parents, step-parents, children, step-children, siblings, mothers- and fathers-in law, sons- and daughters-in law, brothers- and sisters-in law and other persons (except tenants or employees) who share such individual’s household;

●

a person that manages or directs, to any substantial degree, the affairs or operations of the Company under an agreement, arrangement or understanding between the person and the Company, excluding a person acting under bankruptcy or insolvency law;

●	a Shareholder owning in excess of five percent of the Company’s voting securities or an immediate family member of such a Shareholder; or

●	an entity which is majority owned or controlled by any of the above persons.

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Policies With Respect to Certain Activities

The following is a discussion of certain of our corporate governance, environmental and other policies. These policies have been determined by the Board and, in general, may be amended and revised from time to time at the discretion of the Board without notice to or a vote of our Shareholders. We intend to disclose any material changes in our policies in our next required periodic report.

Environmental, Social and Governance Matters

The long-term success of the Company requires the integration of sustainability into all aspects of our business. Leading environmental, social and governance performance is strongly correlated to strong financial performance and creation of long-term value for our Shareholders and other stakeholders. This includes striving to meet the highest standards, contributing toward sustainable development and serving as responsible natural resource stewards to ensure we make positive and lasting impacts on the communities and nations where we operate. enCore is responsible to its Shareholders, governments, and community stakeholders as we advance projects forward.

enCore considers appropriate best practices and innovative methods to meet and exceed these responsibilities, within our financial means, to best serve our Shareholders’ interests and align our Company with the communities where we live and work.

Environment

enCore is committed to producing uranium in a manner that limits environmental impacts and serves to return the environment to conditions that existed prior to commencement of production.

We produce uranium exclusively through in-situ recovery (“ISR”) technology, a mineral extraction method that operates without the open pits, waste dumps or tailings associated with conventional mining and milling. This lower cost method of uranium extraction results in minimal disturbance to existing natural conditions, leaving the host rocks ‘in place.’ This process has demonstrated superior environmental performance, especially in contrast to the more invasive technologies.

ISR technology uses injection and recovery wells constructed into a uranium ore body where a chemically benign solution of natural groundwater mixed with oxygen and sodium bicarbonate, similar in chemical strength to club soda. The resulting uranium bearing water is returned to an ion exchange facility through pipelines, where the uranium is removed from the circulating groundwater, and the groundwater is reused for continued uranium recovery. The uranium is removed from the resin using a regeneration process that is commonly used in the water treatment industry. Then using limited quantities chemicals, the uranium is precipitated, dried and packaged. This process is conducted wet, and there are no measurable air emissions from the process. Once the uranium is depleted in the ore body, the groundwater is restored to water quality that matches the quality of use prior to mining. Then the injection and recovery wells are plugged, the infrastructure is removed, and the land and water are returned to their prior use. Throughout this process, groundwater quality and the surrounding environment is monitored using a network of monitor wells and environmental monitoring stations.

The environmental advantages offered by ISR to produce uranium from construction, through production, and for reclamation ultimately allow for a minimal residual footprint throughout the mining cycle without the need for moving massive quantities of waste rock for backfill or a permanent impoundment containing tailings that must be monitored in perpetuity. We operate solely in the United States, where the most advanced environmental and safety regulations are in effect compared to the rest of the world.

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We are committed to environmental performance, and we do this by:

●	managing production operations using best practices and innovative technologies, to protect underground sources of drinking water;

●

managing and monitoring our production facilities using best practices and innovative technology to minimize and eliminate potential emissions and releases that have the potential to impact the environment or the public;

●	managing our activities for exploration, development, production, and reclamation to minimize our environmental footprint and limit land disturbance; and

●	treating groundwater impacted by our uranium production activities and restore it to the water quality or class of use that existed prior to production.

Social

We strive to create a strong, united workforce with a commitment to safety as a way of life. Safety is our first value and leading measure of excellence, and our governing Safety Principles apply to our employees, contractors, visitors, and vendors at our sites, and to any location where an employee is engaged in work activities. We approach safety with both vigilance and humility, understanding that incident-free workplaces can be achieved only by accountability and continuous improvement at all levels of our organization.

We seek a workforce that is comprised of diverse backgrounds, thoughts, and experiences. Our company strives to attract and retain the best people, develop their potential, and align their skills to important initiatives and activities. We believe in fostering an inclusive work environment built on mutual trust, respect, and engagement. And we invest in our employees through health and wellness programs, competitive benefits, and development opportunities. Empowered employees can empower others.

At enCore, we provide an essential product that enables economic prosperity and a better quality of life for individuals and communities worldwide. We are also providing employment opportunities, payroll taxes, royalties, and charitable contributions for the local communities where our employees live and work. Together, that economic activity generates throughout the value chain indirect economic benefits into the communities where we operate that supports direct contributions that create jobs and strengthen communities, including wages, taxes, capital investments and vendor contracts.

The Company is committed to working with local communities and indigenous governments to create positive impact from corporate developments.

Governance

enCore has corporate, health, safety, and environmental policies in place to ensure a safe workplace that is respectful of our employees. Our health and safety policies are reviewed with regulators to ensure compliance and to protect our employees, communities, and Shareholders. Our environmental policies address important issues including groundwater protection, waste minimization, and zero discharges. enCore will also assure that it maintains financial responsibility for groundwater restoration, decommissioning, reclamation, and release for unrestricted use as our activities grow and advance.

Corporate governance policies range from the Code and social media guidelines to the prevention of insider trading and sharing of confidential information. We have policies in place to ensure we do not expose the Company to bribery, extortion and money laundering. Additional information is contained below.

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Ethical Business Conduct

The Board has adopted a written code of conduct applicable to directors, officers, employees, consultants and contractors of the Company, entitled “Code of Business Conduct and Ethics.” The Board monitors compliance with the Code through the Chair of the Audit Committee and the Chief Executive Officer. The Code provides that each person is personally responsible for, and it is their duty to report violations or suspected violations of the Code, and that no person will be discriminated against for reporting what that person reasonably believes to be a breach of the Code or any law or regulation.

A copy of the Code is available on SEDAR+ at www.sedarplus.ca, on the SEC’s website at www.sec.gov and on the Company’s website at www.encoreuranium.com.

The Company requires any director or officer who has a material interest in an entity which is a party to a proposed or actual material contract or transaction with the Company to disclose the nature and extent of such interest in writing to the Company or at a meeting of directors.

Directors are also required to comply with the Company’s various governance policies, including: the “Board of Directors’ Mandate,” “Corporate Disclosure Policy,” “Disclosure Controls and Procedures,” “Climate Change Policy,” “Health, Safety, Environment and Sustainability Policy,” “Human Rights Policy,” “Insider Trading Policy,” “Whistleblower Policy,” “ATM Trading Policy,” “Policy for Hiring Members of Independent Public Auditors,” “Policy Regarding Loans to Directors and Officers,” “Procedure for Hiring Outside Counsel or Consultants,” “Vendor Code of Conduct,” “Incentive Compensation Recovery Policy,” “Related Party Transaction Policy,” “Equity Award Policy and Procedures” and the “Majority Voting Policy.”

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Security Ownership of Certain Beneficial Holders and Management

The tables below set forth the beneficial ownership information of our Common Shares as of April 1, 2025 for:

●	each person known to us to be the beneficial owner of more than 5% of our shares of Common Shares;

●	each of our named executive officers;

●	each of our directors; and

●	all of our executive officers and directors as a group.

Unless otherwise noted below, the address of the persons and entities listed on the table is the address of our office, 5950 Berkshire Lane, Suite 210, Dallas, Texas 75225. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Shares reflected as beneficially owned, subject to applicable community property laws.

186,386,281 shares of our Common Shares were outstanding on April 1, 2025. Common Shares subject to options currently exercisable or vesting within 60 days of April 1, 2025 are deemed outstanding for the purpose of calculating the percentage of outstanding shares of the person holding these securities, but are not deemed outstanding for the purpose of calculating the percentage of outstanding shares owned by any other person.

Name	Beneficially Owned	Percent of Class

5% Shareholders:

MMCAP International(1)	9,679,499	5.2%

Global X Management Co LLC(2)	12,487,181	6.7%

Executive Officers and Directors

William M. Sheriff(3)	3,247,515	1.7%

W. Paul Goranson(4)	1,795,528	*

William B. Harris(5)	901,667	*

Mark Pelizza(6)	1,027,498	*

Stacy Nieuwoudt(7)	56,250	*

Susan Hoxie-Key(8)	383,167	*

Dennis Stover(9)	971,000	*

Robert Willette(10)	62,500	*

Shona Wilson(10)	62,500	*

Nathan Tewalt(11)	600,033	*

Peter Luthiger(12)	195,753	*

All Directors and Executive Officers as a group (9 persons)(13)	7,312,130	3.9%
*	Indicates ownership of less than 1%
(1)

According to a Schedule 13G/A filed on February 10, 2025 by MMCAP International Inc. SPC and MM Asset Management Inc., each of MMCAP International Inc. SPC and MM Asset Management Inc. has shared dispositive power with respect to 9,679,499 Common Shares and has shared voting power with respect to 9,679,499 Common Shares. The address of each of MMCAP International Inc. SPC and MM Asset Management Inc. is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands.

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Proxy Statement Summary	Proposals 1-4	Corporate Governance	Compensation Discussion & Analysis	Executive Compensation	Governance Matters	Audit Committee Report	Other Matters

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(2)

According to a Schedule 13G filed on November 14, 2024 by Global X Management Company LLC, Global X Management Company LLC has sole dispositive power with respect to 12,487,181 Common Shares and sole voting power with respect to 12,487,181 Common Shares. The address of Global X Management Company LLC is 605 3rd Avenue, 43rd Floor, New York, NY 10158.

(3)

Includes options to purchase 797,917 Common Shares exercisable on or within 60 days of April 1, 2025 held directly by Mr. Sheriff and options to purchase 141,667 Common Shares exercisable on or within 60 days of April 1, 2025 held by 5 Spot Corp., an entity owned by Mr. Sheriff’s spouse. Mr. Sheriff has sole voting and dispositive power with respect to 2,210,055 Common Shares and Mr. Sheriff’s spouse has sole voting and dispositive power with respect to 37,876 Common Shares.

(4)	Includes options to purchase 1,402,083 Common Shares exercisable on or within 60 days of April 1, 2025.
(5)	Includes options to purchase 658,334 Common Shares exercisable on or within 60 days of April 1, 2025.
(6)	Includes options to purchase 545,833 Common Shares exercisable on or within 60 days of April 1, 2025 and 443,332 Common Shares held by family trust.
(7)	Includes options to purchase 56,250 Common Shares exercisable on or within 60 days of April 1, 2025.
(8)	Includes options to purchase 379,167 Common Shares exercisable on or within 60 days of April 1, 2025.
(9)	Includes options to purchase 462,500 Common Shares exercisable on or within 60 days of April 1, 2025.
(10)	Includes options to purchase 62,500 Common Shares exercisable on or within 60 days of April 1, 2025.
(11)	Includes options to purchase 233,333 Common Shares exercisable on or within 60 days of April 1, 2025.
(12)	Includes options to purchase 195,753 Common Shares exercisable on or within 60 days of April 1, 2025.
(13)	Includes directors, nominees and current executive officers and includes options to purchase 3,400,001 Common Shares exercisable on or within 60 days of April 1, 2025.

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Proxy Statement Summary	Proposals 1-4	Corporate Governance	Compensation Discussion & Analysis	Executive Compensation	Governance Matters	Audit Committee Report	Other Matters

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Audit Committee Report

The Audit Committee reviewed and discussed with both the Company’s management and independent registered public accounting firm, KPMG LLP, the audited financial statements of the Company for the year ended December 31, 2024 prior to their issuance. These reviews included discussion with the independent registered public accounting firm of the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also discussed with its independent registered public accounting firm its independence and received the written disclosures and letter from its independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence.

Based on all of these reviews and discussions, all of the Audit Committee members, whose names are listed below, recommended to the Board that it approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Members of the Audit Committee

William B. Harris (Chair)	Susan Hoxie-Key	Stacy Nieuwoudt

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Proxy Statement Summary	Proposals 1-4	Corporate Governance	Compensation Discussion & Analysis	Executive Compensation	Governance Matters	Audit Committee Report	Other Matters

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Shareholder Proposals for the 2026 Annual Meeting of Shareholders

In order to be included in the Company’s proxy materials for the 2026 annual meeting of Shareholders, a Shareholder proposal must be received in writing by the Company at 5950 Berkshire Lane, Suite 210, Dallas, Texas 75225, Attn: Corporate Secretary by December 25, 2025 and otherwise comply with all requirements of the SEC for Shareholder proposals.

In addition, the Advance Notice Provisions of the Company’s Articles provide that any Shareholder who desires to make a director nomination must give timely written notice of the proposal to the Company’s Secretary. To be timely, the notice must be delivered to the above address not less than 30 nor more than 65 calendar days prior to the annual meeting, provided that (i) if the Company chooses to use notice and access to deliver meeting materials, the time frame will not be less than 40 and no more than 65 days; and (ii) if the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the meeting was made, notice by the nominating Shareholder may be made not later than the close of business on the 10th day following such date. To be timely, the notice must be received no earlier than April 7, 2026 and no later than May 2, 2026. The notice must also provide certain other information required by the Company’s Articles. A copy of the Company’s Articles is available upon request from the Company’s Secretary.

In addition to satisfying the foregoing requirements under our Articles, to comply with the universal proxy rules, Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 12, 2026 and comply with the disclosure and procedural requirements in connection with Shareholder nominations of directors in our Articles.

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Proxy Statement Summary	Proposals 1-4	Corporate Governance	Compensation Discussion & Analysis	Executive Compensation	Governance Matters	Audit Committee Report	Other Matters

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Multiple Shareholders Sharing One Address

In accordance with Rule 14a-3(e)(1) under the Exchange Act, one copy of the Notice of Internet Availability of Proxy Materials or proxy materials will be delivered to two or more Shareholders who share an address, unless the Company has received contrary instructions from one or more of the Shareholders. The Company will deliver promptly upon written or oral request a separate copy of the Notice of Internet Availability of Proxy Materials or proxy materials to a Shareholder at a shared address to which a single copy of the Notice of Internet Availability of Proxy Materials or proxy materials was delivered. Requests for additional copies of the Notice of Internet Availability of Proxy Materials or proxy materials, and requests that in the future separate copies of the Notice of Internet Availability of Proxy Materials or proxy materials be sent to Shareholders who share an address, should be directed by writing to the Corporate Secretary at c/o enCore Energy Corp., 5950 Berkshire Lane, Suite 210, Dallas, Texas 75225, Attention: Corporate Secretary or by calling (361) 239-5449. In addition, Shareholders who share a single address but receive multiple copies of the Notice of Internet Availability of Proxy Materials or proxy materials may request that in the future they receive a single copy by contacting the Company at the address and phone number set forth in the prior sentence.

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Proxy Statement Summary	Proposals 1-4	Corporate Governance	Compensation Discussion & Analysis	Executive Compensation	Governance Matters	Audit Committee Report	Other Matters

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Annual Report

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Form 10-K, 10-Q and 8-K. These filings are available on our website at www.encoreuranium.com under “Regulatory Filings” of the “Investors” tab. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (excluding exhibits) including financial statements and schedules thereto, filed with the SEC are also available without charge to Shareholders upon written request addressed to enCore Energy Corp. at 5950 Berkshire Lane, Suite 210, Dallas, Texas 75225, Attention: Corporate Secretary. Exhibits to the Annual Report on Form 10-K will be furnished upon payment of $0.25 per page to cover our expenses in furnishing the exhibits.

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Proxy Statement Summary	Proposals 1-4	Corporate Governance	Compensation Discussion & Analysis	Executive Compensation	Governance Matters	Audit Committee Report	Other Matters

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Other Matters

The Board does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is intended that the enclosed proxy will be voted in the discretion of the persons voting the proxy.

By Order of the Board of Directors,

Robert Willette
Acting Chief Executive Officer and Chief Legal Officer

Dallas, Texas

April 24, 2025

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Appendix A

Board of Directors’ Mandate

(As approved by the Board on May 12, 2023, and amended on

June 26, 2024)

1. Introduction to the Board’s Mandate

This board mandate (the “Mandate”) applies to the board of directors (the “Board”) of enCore Energy Corp. (the “Company”) in recognition of the Board’s responsibility for the stewardship of the Company and the activities of management.

The Board will carry out its duties, responsibilities and obligations with a view to the best interests of the Company. The Board’s fundamental objectives are to enhance and preserve shareholder value, and to ensure that the Company meets its obligations on an ongoing basis. In performing its functions, the Board should also consider the legitimate interests that other stakeholders, such as employees and customers, may have in the Company, as well as the Company’s environmental impact and sustainability. The Board shall exercise the care, diligence and skill that reasonable, prudent people would exercise in comparable circumstances.

2. Authority

The Board operates by delegating certain authority to management and by reserving certain powers to itself. Subject to the Company’s Articles and the Business Corporations Act (British Columbia) (the “Act”), the Board may constitute, seek the advice of and delegate powers, duties and responsibilities to committees of the Board.

3. Procedure and Organization

a.	The composition of the Board and qualifications of its members is determined in accordance with applicable legal requirements and best practices, as determined by the Board.

b.	The quorum for the transaction of business at any meeting of the Board will be a majority of the members of directors then in office.

c.

The Corporate Secretary of the Company (or other person accepted by the Board to take minutes) shall have the responsibility for taking minutes at all meetings of the Board and for circulating drafts of such minutes to the chair of the Board (“Chair”) promptly following each meeting. The Corporate Secretary of the Company (or other person accepted to take minutes) shall present draft minutes from the previous meeting at the next succeeding Board meeting for comments, approval and execution. In the case of an equality of votes at a meeting of the Board, the chair of the meeting shall not have a second or casting vote.

enCore Energy | 2025 Proxy Statement	A-1

d.

Where the Chair is not an independent director, the directors may select from among the directors, an individual who will act as “Lead Director” and who will assume responsibility for providing leadership to enhance the effectiveness and independence of the Board. The Board will consider, on an ongoing basis, whether additional structures or processes are required to permit it to function independently of the management of the Company.

e.	The Board may invite such other persons to its meetings, as it deems appropriate.

f.	Any written material to be provided to directors for a Board meeting must be relevant, concise and shall be distributed in advance of any meeting of the Board.

4. Duties and Responsibilities of the Board

In carrying out its responsibilities, the Board shall also focus on ensuring that the Board will:

4.1 Strategic Planning

a.	adopt the Company’s strategic planning process which takes into account, among other things, the opportunities and risks of the business and the Company’s impact on environmental sustainability;

b.	collaborate with management in the creation of the Company’s strategic plan;

c.	pay particular attention, review and approve complex and/or unusual transactions such as those involving derivative instruments and consider the adequacy of disclosure; and

d.	perform periodic reviews of the approved strategy and discuss results at each meeting to ensure the attainment of key objectives.

4.2 Risk Management and Capital Management

a.

oversee the identification and monitoring of the principal risks affecting the Company’s business and ensure that the Company’s business strategies and allocations of capital are managed appropriately or are consistent with recommendations from the Audit Committee;

b.	receive and review reports from management on the status of risk management activities;

c.	approve the Company’s annual budget and receive reports from management with respect of this topic; and

d.

ensure that the Company’s financial performance is available and reported to the Audit Committee, shareholders and regulators on a timely and regular basis, and that reasonable steps are taken to ensure timely reporting of events.

4.3 Corporate Governance

a.	implement a clear delineation of roles and responsibilities by developing appropriate management authority guidelines, charters or mandates;

b.

with recommendations from the Governance and Nominating Committee, develop the Company’s approach to corporate governance, including the implementation of specific corporate governance policies and guidelines that shall apply to the Company;

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c.	ensure that appropriate structures and procedures are in place to permit the Board to function independently of management, to the extent required by applicable laws and regulations;

d.	along with the Audit Committee, ensure that the conduct of officers, employees, contractors and consultants comply with the Code of Business Conduct and Ethics; and

e.	promote a culture of integrity throughout the Company.

5. Independent Consultant

The Board may contact and have discussions with external auditors or consultants, at the expense of the Company, in appropriate circumstances to effectively fulfil its roles and duties. The Board may, in its sole discretion, obtain advice and assistance from independent outside counsel and such other advisors as it deems necessary. The Board may set the appropriate compensation and shall oversee the work of any outside counsel.

6. Policy Review

The Board will review and evaluate this Mandate periodically for the purpose of evaluating its effectiveness and changes or additions will be implemented promptly when mandated by regulatory changes or developments to ensure accurate and timely disclosure in accordance with its disclosure obligations.

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Appendix B

Change of Auditor Reporting Package

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ENCORE ENERGY CORP.

(the “Company”)

NOTICE OF CHANGE OF AUDITOR

Pursuant to Section 4.11 of National Instrument 51-102 Continuous Disclosure Obligations (“NI 51-102”), the Company hereby gives notice, as follows:

1.

The audit committee of the Company has determined to appoint KPMG LLP, Chartered Professional Accountants (the “Successor Auditor”) as the Company’s auditor in place of Davidson & Company LLP, Chartered Professional Accounts (the “Former Auditor”), effective as of November 15, 2024, and to propose the Successor Auditor for appointment as the auditor of the Company at its next annual general meeting.

2.	The resignation of the Former Auditor and the appointment of the Successor Auditor have been approved by the Company’s audit committee.

3.

There have been no reservations or modified opinions expressed in the audit reports of the Former Auditor, for their audits of the Company’s two most recently completed financial years or for any period subsequent to the most recently completed financial period for which an audit report was issued and preceding November 15, 2024.

4.	There has not been a “reportable event” (as such term is defined in section 4.11(1) of NI 51-102), between the Company and the Former Auditor.

Dated this 15th day of November, 2024.

ENCORE ENERGY CORP.

“Shona Wilson”
Shona Wilson
Chief Financial Officer

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November 20, 2024

VIA SEDAR+

British Columbia Securities Commission

Alberta Securities Commission

Financial and Consumer Affairs Authority of Saskatchewan

The Manitoba Securities Commission

Ontario Securities Commission

Financial and Consumer Services Commission (New Brunswick)

Nova Scotia Securities Commission

Office of the Superintendent of Securities Service, Newfoundland and Labrador

The Office of the Superintendent of Securities, Prince Edward Island

Autorité des marchés financiers

Superintendent of Securities, Government of the Northwest Territories

Office of the Superintendent of Securities – Government of Yukon – Department of Community Services

Registrar of Securities, Government of Nunavut – Department of Justice Dear Sirs/Mesdames:

Dear Sirs/Mesdames:

Re: Notice of Change of Auditor – enCore Energy Corp. (the “Company”)

Please be advised that, in connection with National Instrument 51-102 – Continuous Disclosure Obligations, we hereby notify you that we have reviewed the Company’s Notice of Change of Auditor (the “Notice”) dated November 15, 2024 and, based on our knowledge at this time, are in agreement with the statements contained in the Notice.

We understand that the Notice, this letter, and a letter from the successor auditor will be disclosed in the Information Circular to be mailed to all shareholders of the Company for the Company’s next Annual General Meeting at which action is to be taken concerning the appointment of auditors.

Yours very truly,

DAVIDSON & COMPANY LLP
Chartered Professional Accountants

cc:	Audit Committee of enCore Energy Corp.

enCore Energy | 2025 Proxy Statement	B-3

KPMG LLP 811 Main Street Houston, TX 77002

British Columbia Securities Commission

Alberta Securities Commission

Financial and Consumer Affairs Authority of Saskatchewan

The Manitoba Securities Commission

Ontario Securities Commission

Financial and Consumer Services Commission, New Brunswick

Nova Scotia Securities Commission

Office of the Superintendent of Securities Service, Newfoundland and Labrador

The Office of the Superintendent of Securities, Prince Edward Island

Autorité des marchés financiers (Quebec)

Superintendent of Securities, Northwest Territories

Office of the Yukon Superintendent of Securities

Nunavut Securities Office

November 22, 2024

Dear Sir/Madam

Re: Notice of Change of Auditors of enCore Energy Corp. (the “Company”)

We have read the Notice of the Company dated November 15, 2024 and are in agreement with the statements contained in such Notice.

Yours very truly.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

B-4	enCore Energy | 2025 Proxy Statement

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March 3, 2025

Securities and Exchange Commission

100 F Street, N.E. Washington, DC 20549

Ladies and Gentlemen:

We have read enCore Energy Corp.’s statements included under Item 9 of its Form 10-K filed with the Securities and Exchange Commission on March 3, 2025 and we agree with such statements concerning our firm.

Yours very truly,

DAVIDSON & COMPANY LLP

Chartered Professional Accountants

B-6	enCore Energy | 2025 Proxy Statement

styleIPCYour voteP.O. BOX 8016, CARY, NC 27512-9903 matters!Have your ballot ready and please use one of the methods below for easy voting:Your control numberHave the 12 digit control number located in the box above available when you access the website and follow the instructions.enCore Energy Corp. Internet:www.proxydocs.com/EU• • Cast your vote onlineAnnual General Meeting of Shareholders Have your Proxy Card ready• Follow the simple instructions to record your voteFor Shareholders of Record as of April 17, 2025 Phone:1-833-903-2698Wednesday, June 11, 2025 11:00 AM, Central Time, exclusively through a virtual format.• • Use any touch-tone telephoneTo attend the meeting virtually, please visit www.proxydocs.com/EU Have your Proxy Card ready• Follow the simple recorded instructionsMail:• Mark, sign, date and mail your Proxy CardYOUR VOTE IS IMPORTANT!PLEASE VOTE BY: 11:00 AM, Central Time, June 9, 2025. Virtual:You must register to attend the meeting virtually at www.proxydocs.com/EUThis proxy is being solicited on behalf of ManagementThe undersigned hereby appoints William M. Sheriff, Executive Chairman, and failing him, Robert Willette, Acting Chief Executive Officer and Chief Legal Officer (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of enCore Energy Corp. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR PROPOSALS 1, 2 AND 4 AND ONE YEAR FOR PROPOSAL 3 LISTED ON THE REVERSE SIDE. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDECopyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

enCore Energy Corp. Annual General Meeting of ShareholdersPlease make your marks like this: BOARD OF DIRECTORSPROPOSAL YOUR VOTE RECOMMENDS1. To elect eight directors for the ensuing year;FOR WITHHOLD1.1 William M. Sheriff FOR#P2# #P2#1.2 Dennis E. Stover FOR#P3# #P3#1.3 William B. Harris FOR#P4# #P4#1.4 Mark S. Pelizza FOR#P5# #P5#1.5 Susan Hoxie-Key FOR#P6# #P6#1.6 Stacy Nieuwoudt FOR#P7# #P7#1.7 Robert Willette FOR#P8# #P8#1.8 Nathan A. Tewalt FOR#P9# #P9#FOR AGAINST ABSTAIN2. To approve, on an advisory basis, the compensation of our named executive officers; FOR#P10# #P10# #P10#1YR 2YR 3YR ABSTAIN3. To approve, on an advisory basis, the frequency of future advisory votes on the 1 YEAR compensation of our named executive officers; and #P11# #P11# #P11# #P11#FOR WITHHOLD4. To appoint KPMG LLP as the Company’s independent registered public accounting FOR firm for the ensuing year and to authorize the directors to fix the remuneration to be #P12# #P12# paid to the auditor.You must register to attend the meeting virtually at www.proxydocs.com/EUAuthorized Signatures—Must be completed for your instructions to be executed.Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.Signature (and Title if applicable) Date Signature (if held jointly) Date